Exhibit 99.1

MORTGAGE LOAN PURCHASE AGREEMENT

                    THIS MORTGAGE LOAN PURCHASE AGREEMENT (this “Agreement”), dated as of October 1, 2005, is entered into between WACHOVIA BANK, NATIONAL ASSOCIATION (the “Seller”) and WACHOVIA COMMERCIAL MORTGAGE SECURITIES, INC. (the “Purchaser”).

                    The Seller intends to sell and the Purchaser intends to purchase certain multifamily and commercial mortgage loans (the “Mortgage Loans”) identified on the schedule (the “Mortgage Loan Schedule”) annexed hereto as Exhibit A.  The Purchaser intends to deposit the Mortgage Loans, along with certain other mortgage loans (the “Other Mortgage Loans”), into a trust fund (the “Trust Fund”), the beneficial ownership of which will be evidenced by multiple classes (each, a “Class”) of mortgage pass-through certificates (the “Certificates”).  One or more “real estate mortgage investment conduit” (“REMIC”) elections will be made with respect to most of the Trust Fund.  The Trust Fund will be created and the Certificates will be issued pursuant to a Pooling and Servicing Agreement (the “Pooling and Servicing Agreement”), dated as of October 1, 2005, among the Purchaser, as depositor, Wachovia Bank, National Association, as master servicer (in such capacity, the “Master Servicer”), LNR Partners, Inc., as special servicer (the “Special Servicer”), and Wells Fargo Bank, N.A., as trustee (the “Trustee”).  Capitalized terms used herein (including in the schedules attached hereto) but not defined herein (or in such schedules) have the respective meanings set forth in the Pooling and Servicing Agreement.

                    Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

                    SECTION 1.          Agreement to Purchase.

                    The Seller agrees to sell, and the Purchaser agrees to purchase, the Mortgage Loans identified on the Mortgage Loan Schedule.  The Mortgage Loan Schedule may be amended to reflect the actual Mortgage Loans delivered to the Purchaser pursuant to the terms hereof.  The Mortgage Loans are expected to have an aggregate principal balance of $2,326,384,026 (the “Wachovia Mortgage Loan Balance”) (subject to a variance of plus or minus 5.0%) as of the close of business on the Cut-Off Date, after giving effect to any payments due on or before such date, whether or not such payments are received. The Wachovia Mortgage Loan Balance, together with the aggregate principal balance of the Other Mortgage Loans as of the Cut-Off Date (after giving effect to any payments due on or before such date whether or not such payments are received), is expected to equal an aggregate principal balance (the “Cut-Off Date Pool Balance”) of $3,275,616,483 (subject to a variance of plus or minus 5.0%).  The purchase and sale of the Mortgage Loans shall take place on October 27, 2005 or such other date as shall be mutually acceptable to the parties to this Agreement (the “Closing Date”).  The consideration (the “Aggregate Purchase Price”) for the Mortgage Loans shall be equal to (i) 98.24% of the Wachovia Mortgage Loan Balance as of the Cut-Off Date, plus (ii) $8,750,117, which amount represents the amount of interest accrued on the Wachovia Mortgage Loan Balance at the related Net Mortgage Rate for the period from and including the Cut-Off Date up to but not including the Closing Date.

                    The Aggregate Purchase Price shall be paid to the Seller or its designee by wire transfer in immediately available funds on the Closing Date.

                    SECTION 2.          Conveyance of Mortgage Loans.

                    (a)          Effective as of the Closing Date, subject only to receipt of the Aggregate Purchase Price and satisfaction of the other conditions to closing that are for the benefit of the Seller, the Seller does hereby sell, transfer, assign, set over and otherwise convey to the Purchaser, without recourse (except as set forth in this Agreement), all the right, title and interest of the Seller in and to the Mortgage Loans identified on the Mortgage Loan Schedule as of such date, on a servicing released basis, together with all of the Seller’s right, title and interest in and to the proceeds of any related title, hazard, primary mortgage or other insurance proceeds.

                    (b)          The Purchaser or its assignee shall be entitled to receive all scheduled payments of principal and interest due after the Cut-Off Date, and all other recoveries of principal and interest collected after the Cut-Off Date (other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-Off Date).  All scheduled payments of principal and interest due on or before the Cut-Off Date but collected on or after the Cut-Off Date, and recoveries of principal and interest collected on or before the Cut-Off Date (only in respect of principal and interest on the Mortgage Loans due on or before the Cut-Off Date and principal prepayments thereon), shall belong to, and shall be promptly remitted to, the Seller.

                    (c)          No later than the Closing Date, the Seller shall, on behalf of the Purchaser, deliver to the Trustee, the documents and instruments specified below with respect to each Mortgage Loan (each a “Mortgage File”).  All Mortgage Files so delivered will be held by the Trustee in escrow at all times prior to the Closing Date.  Each Mortgage File shall contain the following documents:

                        (i)          the original executed Mortgage Note including any power of attorney related to the execution thereof, together with any and all intervening endorsements thereon, endorsed on its face or by allonge attached thereto (without recourse, representation or warranty, express or implied) to the order of Wells Fargo Bank, N.A., as trustee for the registered holders of Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2005-C21 or in blank (or a lost note affidavit and indemnity with a copy of such Mortgage Note attached thereto);

                        (ii)         an original or copy of the Mortgage, together with any and all intervening assignments thereof, in each case (unless not yet returned by the applicable recording office) with evidence of recording indicated thereon or certified by the applicable recording office;

                        (iii)        an original or copy of any related Assignment of Leases (if such item is a document separate from the Mortgage), together with any and all intervening assignments thereof, in each case (unless not yet returned by the applicable recording office) with evidence of recording indicated thereon or certified by the applicable recording office;

                         (iv)        an original executed assignment, in recordable form (except for any missing recording information), of (A) the Mortgage, (B) any related Assignment of Leases (if such item is a document separate from the Mortgage and to the extent not already assigned pursuant to preceding clause (a)) and (C) any other recorded document relating to the Mortgage Loan otherwise included in the Mortgage File, in favor of Wells Fargo Bank, N.A., as trustee for the registered holders of Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2005-C21, or in blank;

                         (v)         an original assignment of all unrecorded documents relating to the Mortgage Loan (to the extent not already assigned pursuant to clause (iv) above), in favor of Wells Fargo Bank, N.A., as trustee for the registered holders of Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2005-C21, or in blank;

                         (vi)        originals or copies of any modification, consolidation, assumption and substitution agreements in those instances where the terms or provisions of the Mortgage or Mortgage Note have been consolidated or modified or the Mortgage Loan has been assumed or consolidated;

                         (vii)       the original or a copy of the policy or certificate of lender’s title insurance or, if such policy has not been issued or located, an original or copy of an irrevocable, binding commitment (which may be a marked version of the policy that has been executed by an authorized representative of the title company or an agreement to provide the same pursuant to binding escrow instructions executed by an authorized representative of the title company) to issue such title insurance policy;

                         (viii)      any filed copies (bearing evidence of filing) or other evidence of filing satisfactory to the Purchaser of any prior UCC Financing Statements in favor of the originator of such Mortgage Loan or in favor of any assignee prior to the Trustee (but only to the extent the Seller had possession of such UCC Financing Statements prior to the Closing Date) and, if there is an effective UCC Financing Statement and continuation statement in favor of the Seller on record with the applicable public office for UCC Financing Statements, an original UCC Amendment, in form suitable for filing in favor of Wells Fargo Bank, N.A., as trustee for the registered holders of Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2005-C21, as assignee, or in blank;

(ix) an original or copy of (A) any Ground Lease and ground lessor estoppel or (B) any loan guaranty, indemnity or environmental insurance policy or Lease Enhancement Policy;

(x) any intercreditor agreement relating to permitted debt of the Mortgagor;

(xi) copies of any loan agreement, escrow agreement, security agreement or letter of credit relating to such Mortgage Loan;

(xii) copies of management agreements, cash management agreements or lockbox agreements, if any;

(xiii) copies of franchise agreements and franchisor comfort letters, if any, for hospitality properties and applicable transfer or assignment documents; and

                         (xiv)      with respect to any Companion Loan, copies of all of the above documents with respect to such Companion Loan and the related Intercreditor Agreement; provided that a copy of each Mortgage Note relating to such Companion Loan, rather than the original, shall be provided, and no assignments shall be provided.

Notwithstanding the foregoing, with respect to the 1000 & 1100 Wilson Loan, the 2005-C20 Trustee will hold the original documents related to the 1000 & 1100 Wilson Loan for the benefit of the 2005-C20 Trust Fund, other than the Mortgage Note which will be held by the Trustee under the Pooling and Servicing Agreement.

                    (d)          The Seller shall take all actions reasonably necessary (i) to permit the Trustee to fulfill its obligations pursuant to Section 2.01(d) of the Pooling and Servicing Agreement and (ii) to perform its obligations described in Section 2.01(d) of the Pooling and Servicing Agreement.  Without limiting the generality of the foregoing, if a draw upon a letter of credit is required before its transfer to the Trust Fund can be completed, the Seller shall draw upon such letter of credit for the benefit of the Trust pursuant to written instructions from the Master Servicer.  The Seller shall reimburse the Trustee for all reasonable costs and expenses, if any, incurred by the Trustee for recording any documents described in Section 2(c)(iv)(C) hereof.

                    (e)          All documents and records (except draft documents, privileged communications and internal correspondence and credit, due diligence and other underwriting analysis, documents, data or internal worksheets, memoranda, communications and evaluations of the Seller) relating to each Mortgage Loan, except the 1000 & 1100 Wilson Loan, and in the Seller’s possession (the “Additional Mortgage Loan Documents”) that are not required to be delivered to the Trustee shall promptly be delivered or caused to be delivered by the Seller to the Master Servicer or at the direction of the Master Servicer to the appropriate sub-servicer, together with any related escrow amounts and reserve amounts.

                    (f)          The Seller shall take such actions as are reasonably necessary to assign or otherwise grant to the Trust Fund the benefit of any letters of credit in the name of the Seller which secure any Mortgage Loan.

                    (g)          On the Closing Date, the Seller shall pay to the Master Servicer for deposit into the Interest Reserve Account an amount equal to $0, which represents the Initial Interest Reserve Account Deposit for its Interest Reserve Loans.

                    SECTION 3.          Representations, Warranties and Covenants of Seller.

                    (a)          The Seller hereby represents and warrants to and covenants with the Purchaser, as of the date hereof, that:

                    (i)          The Seller is a national banking association organized and validly existing and in good standing under the laws of the United States of America and possesses all requisite authority, power, licenses, permits and franchises to carry on its business as currently conducted by it and to execute, deliver and comply with its obligations under the terms of this Agreement;

                    (ii)          This Agreement has been duly and validly authorized, executed and delivered by the Seller and, assuming due authorization, execution and delivery hereof by the Purchaser, constitutes a legal, valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium and other laws affecting the enforcement of creditors’ rights in general, as they may be applied in the context of the insolvency of a national banking association, and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law), and by public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of this Agreement which purport to provide indemnification from liabilities under applicable securities laws;

                    (iii)         The execution and delivery of this Agreement by the Seller and the Seller’s performance and compliance with the terms of this Agreement will not (A) violate the Seller’s articles of association or bylaws, (B) violate any law or regulation or any administrative decree or order to which it is subject or (C) constitute a material default (or an event which, with notice or lapse of time, or both, would constitute a material default) under, or result in the breach of, any material contract, agreement or other instrument to which the Seller is a party or by which the Seller is bound;

                    (iv)         The Seller is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or other governmental agency or body, which default might have consequences that would, in the Seller’s reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the Seller or its properties or have consequences that would materially and adversely affect its performance hereunder;

                    (v)          The Seller is not a party to or bound by any agreement or instrument or subject to any articles of association, bylaws or any other corporate restriction or any judgment, order, writ, injunction, decree, law or regulation that would, in the Seller’s reasonable and good faith judgment, materially and adversely affect the ability of the Seller to perform its obligations under this Agreement or that requires the consent of any third person to the execution of this Agreement or the performance by the Seller of its obligations under this Agreement (except to the extent such consent has been obtained);

                    (vi)         No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Seller of or compliance by the Seller with this Agreement or the consummation of the transactions contemplated by this Agreement except as have previously been obtained, and no bulk sale law applies to such transactions;

                    (vii)        No litigation is pending or, to the Seller’s knowledge, threatened against the Seller that would, in the Seller’s good faith and reasonable judgment, prohibit its entering into this Agreement or materially and adversely affect the performance by the Seller of its obligations under this Agreement; and

                    (viii)       Under generally accepted accounting principles (“GAAP”) and for federal income tax purposes, the Seller will report the transfer of the Mortgage Loans to the Purchaser as a sale of the Mortgage Loans to the Purchaser in exchange for consideration consisting of a cash amount equal to the Aggregate Purchase Price.  The consideration received by the Seller upon the sale of the Mortgage Loans to the Purchaser will constitute at least reasonably equivalent value and fair consideration for the Mortgage Loans.  The Seller will be solvent at all relevant times prior to, and will not be rendered insolvent by, the sale of the Mortgage Loans to the Purchaser.  The Seller is not selling the Mortgage Loans to the Purchaser with any intent to hinder, delay or defraud any of the creditors of the Seller.

                    (b)          The Seller hereby makes the representations and warranties contained in Schedule I and Schedule II hereto for the benefit of the Purchaser and the Trustee for the benefit of the Certificateholders as of the Closing Date, with respect to (and solely with respect to) each Mortgage Loan, which representations and warranties are subject to the exceptions set forth on Schedule III.

                    (c)          If the Seller receives written notice of a Document Defect or a Breach pursuant to Section 2.03(a) of the Pooling and Servicing Agreement relating to a Mortgage Loan, then the Seller shall not later than 90 days from receipt of such notice (or, in the case of a Document Defect or Breach relating to a Mortgage Loan not being a “qualified mortgage” within the meaning of the REMIC Provisions (a “Qualified Mortgage”), not later than 90 days from the date that any party to the Pooling and Servicing Agreement discovers such Document Defect or Breach provided the Seller receives such notice in a timely manner), if such Document Defect or Breach shall materially and adversely affect the value of the applicable Mortgage Loan or the interests of the Certificateholders therein, cure such Document Defect or Breach, as the case may be, in all material respects, which shall include payment of actual losses and any Additional Trust Fund Expenses directly resulting therefrom or, if such Document Defect or Breach (other than omissions solely due to a document not having been returned by the related recording office) cannot be cured within such 90-day period, (i) repurchase the affected Mortgage Loan at the applicable Purchase Price not later than the end of such 90-day period or (ii) substitute a Qualified Substitute Mortgage Loan for such affected Mortgage Loan not later than the end of such 90-day period (and in no event later than the second anniversary of the Closing Date) and pay the Master Servicer for deposit into the Certificate Account, any Substitution Shortfall Amount in connection therewith; provided, however, that unless the Breach would cause the Mortgage Loan not to be a Qualified Mortgage, and if such Document Defect or Breach is capable of being cured but not within such 90-day period and the Seller has commenced and is diligently proceeding with the cure of such Document Defect or Breach within such 90-day period, such Seller shall have an additional 90 days to complete such cure (or, failing such cure, to repurchase or substitute the related Mortgage Loan); and provided, further, that with respect to such additional 90-day period the Seller shall have delivered an officer’s certificate to the Trustee setting forth what actions the Seller is pursuing in connection with the cure thereof and stating that the Seller anticipates that such Document Defect or Breach will be cured within the additional 90-day period; and provided; further, that no Document Defect (other than with respect to a Mortgage Note, Mortgage, title insurance policy, Ground Lease or any letter of credit) shall be considered to materially and adversely affect the value of the related Mortgage Loan or the interests of the Certificateholders therein unless the document with respect to which the Document Defect exists is required in connection with an imminent enforcement of the mortgagee’s rights or remedies under the related Mortgage Loan, defending any claim asserted by any borrower or third party with respect to the Mortgage Loan, establishing the validity or priority of any lien or any collateral securing the Mortgage Loan or for any immediate significant servicing obligations.  For a period of two years from the Closing Date, so long as there remains any Mortgage File relating to a Mortgage Loan as to which there is any uncured Document Defect or Breach, the Seller shall provide the officer’s certificate to the Trustee described above as to the reasons such Document Defect or Breach remains uncured and as to the actions being taken to pursue cure.  Notwithstanding the foregoing, the delivery of a commitment to issue a policy of lender’s title insurance as described in Representation 12 of Schedule I hereof in lieu of the delivery of the actual policy of lender’s title insurance shall not be considered a Document Defect or Breach with respect to any Mortgage File if such actual policy of insurance is delivered to the Trustee or a Custodian on its behalf not later than the 90th day following the Closing Date.

                    (d)          If (i) any Mortgage Loan is required to be repurchased or substituted for in the manner described above, (ii) such Mortgage Loan is cross-collateralized and cross-defaulted with one or more other Mortgage Loans (each a “Crossed Loan”), and (iii) the applicable Document Defect or Breach does not constitute a Document Defect or Breach, as the case may be, as to any other Crossed Loan in such Crossed Group (without regard to this paragraph), then the applicable Document Defect or Breach, as the case may be, will be deemed to constitute a Document Defect or Breach, as the case may be, as to any other Crossed Loan in the Crossed Group for purposes of this paragraph, and the Seller will be required to repurchase or substitute for all of the remaining Crossed Loan(s) in the related Crossed Group as provided in the immediately preceding paragraph unless such other Crossed Loans in such Crossed Group satisfy the Crossed Loan Repurchase Criteria and satisfy all other criteria for substitution or repurchase, as applicable, of Mortgage Loans set forth herein.  In the event that the remaining Crossed Loans satisfy the aforementioned criteria, the Seller may elect either to repurchase or substitute for only the affected Crossed Loan as to which the related Breach or Document Defect exists or to repurchase or substitute for all of the Crossed Loans in the related Crossed Group.  The Seller shall be responsible for the cost of any Appraisal required to be obtained by the Master Servicer to determine if the Crossed Loan Repurchase Criteria have been satisfied, so long as the scope and cost of such Appraisal has been approved by the Seller (such approval not to be unreasonably withheld).  To the extent that the Seller is required to repurchase or substitute for a Crossed Loan hereunder in the manner prescribed above while the Trustee continues to hold any other Crossed Loans in such Crossed Group, neither the Seller nor the Purchaser shall enforce any remedies against the other’s Primary Collateral, but each is permitted to exercise remedies against the Primary Collateral securing its respective Crossed Loans, including, with respect to the Trustee, the Primary Collateral securing the Crossed Loans still held by the Trustee.

                    If the exercise of remedies by one party would materially impair the ability of the other party to exercise its remedies with respect to the Primary Collateral securing the Crossed Loans held by such party, then the Seller and the Purchaser shall forbear from exercising such remedies until the Mortgage Loan documents evidencing and securing the relevant Crossed Loans can be modified in a manner that complies with this Agreement to remove the threat of material impairment as a result of the exercise of remedies or some other accommodation can be reached.  Any reserve or other cash collateral or letters of credit securing the Crossed Loans shall be allocated between such Crossed Loans in accordance with the Mortgage Loan documents, or otherwise on a pro rata basis based upon their outstanding Stated Principal Balances.  Notwithstanding the foregoing, if a Crossed Loan included in the Trust Fund is modified to terminate the related cross-collateralization and/or cross-default provisions, as a condition to such modification, the Seller shall furnish to the Trustee an Opinion of Counsel that such modification shall not cause an Adverse REMIC Event.  Any expenses incurred by the Purchaser in connection with any modification or accommodation (including but not limited to recoverable attorney fees) shall be paid by the Seller.

                    (e)          In connection with any permitted repurchase or substitution of one or more Mortgage Loans contemplated hereby, upon receipt of a certificate from a Servicing Officer certifying as to the receipt of the Purchase Price or Substitution Shortfall Amount(s), as applicable, in the Certificate Account, and the delivery of the Mortgage File(s) and the Servicing File(s) for the related Qualified Substitute Mortgage Loan(s) to the Custodian and the Master Servicer, respectively, if applicable (i) the Trustee shall execute and deliver such endorsements and assignments as are provided to it by the Master Servicer, in each case without recourse, representation or warranty, as shall be necessary to vest in the Seller, the legal and beneficial ownership of each repurchased Mortgage Loan or substituted Mortgage Loan, as applicable, (ii) the Trustee, the Custodian, the Master Servicer and the Special Servicer shall each tender to the Seller, upon delivery to each of them of a receipt executed by the Seller, all portions of the Mortgage File and other documents pertaining to such Mortgage Loan possessed by it, and (iii) the Master Servicer and the Special Servicer shall release to the Seller any Escrow Payments and Reserve Funds held by it in respect of such repurchased or deleted Mortgage Loans.

                    (f)          Without limiting the remedies of the Purchaser, the Certificateholders or the Trustee on behalf of the Certificateholders pursuant to this Agreement, it is acknowledged that the representations and warranties are being made for risk allocation purposes.  This Section 3 provides the sole remedy available to the Certificateholders, or the Trustee on behalf of the Certificateholders, respecting any Document Defect in a Mortgage File or any Breach of any representation or warranty set forth in or required to be made pursuant to this Section 3.

                    SECTION 4.          Representations and Warranties of the Purchaser.  In order to induce the Seller to enter into this Agreement, the Purchaser hereby represents and warrants for the benefit of the Seller as of the date hereof that:

                    (a)          The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of North Carolina.  The Purchaser has the full corporate power and authority and legal right to acquire the Mortgage Loans from the Seller and to transfer the Mortgage Loans to the Trustee.

                    (b)          This Agreement has been duly and validly authorized, executed and delivered by the Purchaser, all requisite action by the Purchaser’s directors and officers has been taken in connection therewith, and (assuming the due authorization, execution and delivery hereof by the Seller) this Agreement constitutes the valid, legal and binding agreement of the Purchaser, enforceable against the Purchaser in accordance with its terms, except as such enforcement may be limited by (i) laws relating to bankruptcy, insolvency, reorganization, receivership or moratorium, (ii) other laws relating to or affecting the rights of creditors generally, or (iii) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

                    (c)          Except as may be required under federal or state securities laws (and which will be obtained on a timely basis), no consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court, is required, under federal or state law, for the execution, delivery and performance by the Purchaser of or compliance by the Purchaser with this Agreement, or the consummation by the Purchaser of any transaction described in this Agreement.

                    (d)          None of the acquisition of the Mortgage Loans by the Purchaser, the transfer of the Mortgage Loans to the Trustee, and the execution, delivery or performance of this Agreement by the Purchaser, results or will result in the creation or imposition of any lien on any of the Purchaser’s assets or property, or conflicts or will conflict with, results or will result in a breach of, or constitutes or will constitute a default under (i) any term or provision of the Purchaser’s articles of association or bylaws, (ii) any term or provision of any material agreement, contract, instrument or indenture, to which the Purchaser is a party or by which the Purchaser is bound, or (iii) any law, rule, regulation, order, judgment, writ, injunction or decree of any court or governmental authority having jurisdiction over the Purchaser or its assets.

                    (e)          Under GAAP and for federal income tax purposes, the Purchaser will report the transfer of the Mortgage Loans by the Seller to the Purchaser as a sale of the Mortgage Loans to the Purchaser in exchange for consideration consisting of a cash amount equal to the Aggregate Purchase Price.

                    (f)          There is no action, suit, proceeding or investigation pending or to the knowledge of the Purchaser, threatened against the Purchaser in any court or by or before any other governmental agency or instrumentality which would materially and adversely affect the validity of this Agreement or any action taken in connection with the obligations of the Purchaser contemplated herein, or which would be likely to impair materially the ability of the Purchaser to enter into and/or perform under the terms of this Agreement.

                    (g)          The Purchaser is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Purchaser or its properties or might have consequences that would materially and adversely affect its performance hereunder.

                    SECTION 5.          Closing.  The closing of the sale of the Mortgage Loans (the “Closing”) shall be held at the offices of Dechert LLP, Charlotte, North Carolina on the Closing Date.

                    The Closing shall be subject to each of the following conditions:

                    (a)          All of the representations and warranties of the Seller set forth in or made pursuant to Section 3(a) and Section 3(b) of this Agreement and all of the representations and warranties of the Purchaser set forth in Section 4 of this Agreement shall be true and correct in all material respects as of the Closing Date;

                    (b)          The Pooling and Servicing Agreement (to the extent it affects the obligations of the Seller hereunder) and all documents specified in Section 6 of this Agreement (the “Closing Documents”), in such forms as are agreed upon and acceptable to the Purchaser, the Seller, the Underwriters, the Initial Purchasers and their respective counsel in their reasonable discretion, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

                    (c)          The Seller shall have delivered and released to the Trustee (or a Custodian on its behalf) and the Master Servicer, respectively, all documents represented to have been or required to be delivered to the Trustee and the Master Servicer pursuant to Section 2 of this Agreement;

                    (d)          All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with in all material respects and the Seller shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date;

                    (e)          The Seller shall have paid all fees and expenses payable by it to the Purchaser or otherwise pursuant to this Agreement as of the Closing Date; and

                    (f)          A letter shall have been received from the independent accounting firm of KPMG LLP or Ernst & Young LLP, as applicable, in form satisfactory to the Purchaser, relating to certain information regarding the Mortgage Loans and Certificates as set forth in the Prospectus and Prospectus Supplement, respectively.

                    Both parties agree to use their best efforts to perform their respective obligations hereunder in a manner that will enable the Purchaser to purchase the Mortgage Loans on the Closing Date.

                    SECTION 6.          Closing Documents.  The Closing Documents shall consist of the following:

                    (a)          This Agreement duly executed by the Purchaser and the Seller;

                    (b)          A certificate of the Seller, executed by a duly authorized officer of the Seller and dated the Closing Date, and upon which the Purchaser, the Underwriters and the Initial Purchasers may rely, to the effect that:  (i) the representations and warranties of the Seller in this Agreement are true and correct in all material respects at and as of the Closing Date with the same effect as if made on such date; and (ii) the Seller has, in all material respects, complied with all the agreements and satisfied all the conditions on its part that are required under this Agreement to be performed or satisfied at or prior to the Closing Date;

                    (c)          An officer’s certificate from an officer of the Seller (signed in his/her capacity as an officer), dated the Closing Date, and upon which the Purchaser may rely, to the effect that each individual who, as an officer or representative of the Seller, signed this Agreement or any other document or certificate delivered on or before the Closing Date in connection with the transactions contemplated herein, was at the respective times of such signing and delivery, and is as of the Closing Date, duly elected or appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents and certificates are their genuine signatures;

                    (d)          An officer’s certificate from an officer of the Seller (signed in his/her capacity as an officer), dated the Closing Date, and upon which the Purchaser, the Underwriters and the Initial Purchasers may rely, to the effect that with respect to the Seller, the Mortgage Loans, the related Mortgagors and the related Mortgaged Properties (i) such officer has carefully examined the Specified Portions of the Prospectus Supplement and nothing has come to his attention that would lead him to believe that the Specified Portions of the Prospectus Supplement, as of the date of the Prospectus Supplement or as of the Closing Date, included or include any untrue statement of a material fact relating to the Mortgage Loans or omitted or omit to state therein a material fact necessary in order to make the statements therein relating to the Mortgage Loans, in light of the circumstances under which they were made, not misleading, and (ii) such officer has examined the Specified Portions of the Memorandum and nothing has come to his attention that would lead him to believe that the Specified Portions of the Memorandum, as of the date thereof or as of the Closing Date, included or include any untrue statement of a material fact relating to the Mortgage Loans or omitted or omit to state therein a material fact necessary in order to make the statements therein related to the Mortgage Loans, in the light of the circumstances under which they were made, not misleading.  The “Specified Portions” of the Prospectus Supplement shall consist of Annex A thereto, the diskette which accompanies the Prospectus Supplement (insofar as such diskette is consistent with such Annex A) and the following sections of the Prospectus Supplement (exclusive of any statements in such sections that purport to summarize the servicing and administration provisions of the Pooling and Servicing Agreement:  “Summary of Prospectus Supplement—The Parties—The Mortgage Loan Sellers,” “Summary of Prospectus Supplement—The Mortgage Loans,” “Risk Factors—The Mortgage Loans,” and “Description of the Mortgage Pool—General,” “—Mortgage Loan History,” “—Certain Terms and Conditions of the Mortgage Loans,” “— Assessments of Property Condition,” “—Co-Lender Loans,” “—Additional Mortgage Loan Information,” “— Twenty Largest Mortgage Loans,” “—The Mortgage Loan Sellers,” “—Underwriting Standards,” and “—Representations and Warranties; Repurchases and Substitutions.”  The “Specified Portions” of the Memorandum shall consist of the Specified Portions of the Prospectus Supplement and the second and third full paragraphs on page “iv” of the Memorandum.

                    (e)          The resolutions of the requisite committee of the Seller’s board of directors authorizing the Seller’s entering into the transactions contemplated by this Agreement, the articles of association and by-laws of the Seller, and a certificate of good standing of the Seller issued by the Comptroller of the Currency not earlier than sixty (60) days prior to the Closing Date;

                    (f)          A written opinion of counsel for the Seller (which opinion may be from in-house counsel, outside counsel or a combination thereof), reasonably satisfactory to the Purchaser, its counsel and the Rating Agencies, dated the Closing Date and addressed to the Purchaser, the Trustee, the Underwriters, the Initial Purchasers and each of the Rating Agencies, together with such other written opinions as may be required by the Rating Agencies; and

                    (g)          Such further certificates, opinions and documents as the Purchaser may reasonably request.

                    SECTION 7.          Indemnification.

                    (a)          The Seller shall indemnify and hold harmless the Purchaser, the Underwriters, the Initial Purchasers, their respective officers and directors, and each person, if any, who controls the Purchaser, any Underwriter or any Initial Purchaser within the meaning of either Section 15 of the Securities Act of 1933, as amended (the “1933 Act”) or Section 20 of the Securities Exchange Act of 1934, as amended (the “1934 Act”), against any and all losses, expenses (including the reasonable fees and expenses of legal counsel), claims, damages or liabilities, joint or several, to which they or any of them may become subject under the 1933 Act, the 1934 Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) (i) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in (A) the Prospectus Supplement, the Preliminary Prospectus Supplement, the Memorandum, the Diskette or, insofar as they are required to be filed as part of the Registration Statement pursuant to the No-Action Letters, any Computational Materials or ABS Term Sheets with respect to the Registered Certificates, or in any revision or amendment of or supplement to any of the foregoing, (B) any items similar to Computational Materials or ABS Term Sheets forwarded by the Seller to the Initial Purchasers, or in any revision or amendment of or supplement to any of the foregoing or (C) the summaries, reports, documents and other written and computer materials and all other information regarding the Mortgage Loans or the Seller furnished by the Seller for review by prospective investors (the items in (A), (B) and (C) above being defined as the “Disclosure Material”), or (ii) arise out of or are based upon the omission or alleged omission to state therein (in the case of Computational Materials and ABS Term Sheets, when read in conjunction with the Prospectus Supplement, in the case of items similar to Computational Materials and ABS Term Sheets, when read in conjunction with the Memorandum, and in the case of any summaries, reports, documents, written or computer materials, or other information contemplated in clause (C) above, when read in conjunction with the Memorandum) a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; but, with respect to the Disclosure Material described in clauses (A) and (B) of the definition thereof, only if and to the extent that (1) any such untrue statement or alleged untrue statement or omission or alleged omission occurring in, or with respect to, such Disclosure Material, arises out of or is based upon an untrue statement or omission with respect to the Mortgage Loans, the related Mortgagors and/or the related Mortgaged Properties contained in the Data File (it being herein acknowledged that the

Data File was and will be used to prepare the Prospectus Supplement and the Preliminary Prospectus Supplement, including without limitation Annex A thereto, the Memorandum, the Diskette, any Computational Materials and ABS Term Sheets with respect to the Registered Certificates and any items similar to Computational Materials and ABS Term Sheets forwarded to prospective investors in the Non-Registered Certificates), (2) any such untrue statement or alleged untrue statement or omission or alleged omission of a material fact occurring in, or with respect to, such Disclosure Material, is with respect to, or arises out of or is based upon an untrue statement or omission of a material fact with respect to, the information regarding the Mortgage Loans, the related Mortgagors, the related Mortgaged Properties and/or the Seller set forth in the Specified Portions of each of the Prospectus Supplement, the Preliminary Prospectus Supplement and the Memorandum, (3) any such untrue statement or alleged untrue statement or omission or alleged omission occurring in, or with respect to, such Disclosure Material, arises out of or is based upon a breach of the representations and warranties of the Seller set forth in or made pursuant to Section 3 of this Agreement or (4) any such untrue statement or alleged untrue statement or omission or alleged omission occurring in, or with respect to, such Disclosure Material, arises out of or is based upon any other written information concerning the characteristics of the Mortgage Loans, the related Mortgagors or the related Mortgaged Properties furnished to the Purchaser, the Underwriters or the Initial Purchasers by the Seller; provided that the indemnification provided by this Section 7 shall not apply to the extent that such untrue statement or omission of a material fact was made as a result of an error in the manipulation of, or in any calculations based upon, or in any aggregation of the information regarding the Mortgage Loans, the related Mortgagors and/or the related Mortgaged Properties set forth in the Data File or Annex A to the Prospectus Supplement or the Preliminary Prospectus Supplement to the extent such information was not materially incorrect in the Data File or such Annex A, as applicable, including without limitation the aggregation of such information with comparable information relating to the Other Mortgage Loans.  Notwithstanding the foregoing, the indemnification provided in this Section 7(a) shall not inure to the benefit of any Underwriter or Initial Purchaser (or to the benefit of any person controlling such Underwriter or Initial Purchaser) from whom the person asserting claims giving rise to any such losses, claims, damages, expenses or liabilities purchased Certificates if (x) the subject untrue statement or omission or alleged untrue statement or omission made in any Disclosure Material (exclusive of the Prospectus or any corrected or amended Prospectus or the Memorandum or any corrected or amended Memorandum) is eliminated or remedied in the Prospectus or the Memorandum (in either case, as corrected or amended, if applicable), as applicable, and (y) a copy of the Prospectus or Memorandum (in either case, as corrected or amended, if applicable), as applicable, shall not have been sent to such person at or prior to the written confirmation of the sale of such Certificates to such person, and (z) in the case of a corrected or amended Prospectus or Memorandum, such Underwriter or Initial Purchaser received, electronically or in writing, notice of such untrue statement or omission and updated information concerning the untrue statement or omission at least one Business Day prior to the written confirmation of such sale.  The Seller shall, subject to clause (c) below,  reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action.  This indemnity will be in addition to any liability which the Seller may otherwise have.

                    (b)          For purposes of this Agreement, “Registration Statement” shall mean such registration statement No. 333-127668 filed by the Purchaser on Form S-3, including without limitation exhibits thereto and information incorporated therein by reference; “Base Prospectus” shall mean the prospectus dated October 14, 2005, as supplemented by the prospectus supplement dated October 14, 2005 (the “Prospectus Supplement” and, together with the Base Prospectus, the “Prospectus”) relating to the Registered Certificates, including all annexes thereto; “Preliminary Prospectus Supplement” shall mean the prospectus supplement dated October 1, 2005 relating to the Registered Certificates, including all annexes thereto; “Memorandum” shall mean the private placement memorandum dated October 14, 2005, relating to the Non-Registered Certificates, including all exhibits thereto; “Registered Certificates” shall mean the Class A-1, Class A-2PFL, Class A-2C, Class A-3, Class A-PB, Class A-4, Class A-M, Class A-J, Class B, Class C and Class D Certificates; “Non-Registered Certificates” shall mean the Certificates other than the Registered Certificates; “Computational Materials” shall have the meaning assigned thereto in the no-action letter dated May 20, 1994 issued by the Division of Corporation Finance of the Securities and Exchange Commission (the “Commission”) to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated, and Kidder Structured Asset Corporation and the no-action letter dated May 27, 1994 issued by the Division of Corporation Finance of the Commission to the Public Securities Association (together, the “Kidder Letters”); “ABS Term Sheets” shall have the meaning assigned thereto in the no-action letter dated February 17, 1995 issued by the Division of Corporation Finance of the Commission to the Public Securities Association (the “PSA Letter” and, together with the Kidder Letters, the “No-Action Letters”); “Diskette” shall mean the diskette or compact disc attached to each of the Prospectus and the Memorandum; and “Data File” shall mean the compilation of information and data regarding the Mortgage Loans covered by the Agreed Upon Procedures Letters dated October 1, 2005 and rendered by KPMG LLP or Ernst & Young LLP, as the case may be (a “hard copy” of which Data File was initialed on behalf of the Seller and the Purchaser).

                    (c)          As promptly as reasonably practicable after receipt by any person entitled to indemnification under this Section 7 (an “indemnified party”) of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the Seller (the “indemnifying party”) under this Section 7, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability that it may have to any indemnified party under this Section 7 (except to the extent that such omission has prejudiced the indemnifying party in any material respect) or from any liability which it may have otherwise than under this Section 7.  In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof, with counsel selected by the indemnifying party and reasonably satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party or parties shall have reasonably concluded that there may be legal defenses available to it or them and/or other indemnified parties that are different from or additional to those available to the indemnifying party, the indemnified party shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties.  Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed separate counsel in connection with the assertion of legal defenses in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, approved by the Purchaser, the Underwriters and the Initial Purchasers, representing all the indemnified parties under this Section 7 who are parties to such action), (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party; and except that, if clause (i) or (iii) is applicable, such liability shall only be in respect of the counsel referred to in such clause (i) or (iii).  Unless it shall assume the defense of any proceeding, an indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent but, if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party shall indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment.  Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel or any other expenses for which the indemnifying party is obligated under this subsection, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement.  If an indemnifying party assumes the defense of any proceeding, it shall be entitled to settle such proceeding with the consent of the indemnified party or, if such settlement provides for an unconditional release of the indemnified party in connection with all matters relating to the proceeding that have been asserted against the indemnified party in such proceeding by the other parties to such settlement, which release does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party without the consent of the indemnified party.

                    (d)          If the indemnification provided for in this Section 7 is unavailable to an indemnified party under Section 7(a) hereof or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities, in such proportion as is appropriate to reflect the relative fault of the indemnified and indemnifying parties in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations, taking into account the parties’ relative knowledge and access to information concerning the matter with respect to which the claim was asserted, the opportunity to correct and prevent any statement or omission or failure to comply, and any other equitable considerations appropriate under the circumstances.  The relative fault of the indemnified and indemnifying parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such parties; provided that no Underwriter or Initial Purchaser shall be obligated to contribute more than its share of underwriting discounts and commissions and other fees pertaining to the Certificates less any damages otherwise paid by such Underwriter or Initial Purchaser with respect to such loss, liability, claim, damage or expense.  It is hereby acknowledged that the respective Underwriters’ and Initial Purchasers’ obligations under this Section 7 shall be several and not joint.  For purposes of this Section, each person, if any, who controls an Underwriter or an Initial Purchaser within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, and such Underwriter’s or Initial Purchaser’s officers and directors, shall have the same rights to contribution as such Underwriter or Initial Purchaser, as the case may be, and each director of the Seller and each person, if any who controls the Seller within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Seller.

                    (e)          The Purchaser and the Seller agree that it would not be just and equitable if contribution pursuant to Section 7(d) were determined by pro rata allocation or by any other method of allocation that does not take account of the considerations referred to in Section 7(d) above.  The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in this Section 7 shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim, except where the indemnified party is required to bear such expenses pursuant to this Section 7, which expenses the indemnifying party shall pay as and when incurred, at the request of the indemnified party, to the extent that the indemnifying party will be ultimately obligated to pay such expenses.  If any expenses so paid by the indemnifying party are subsequently determined to not be required to be borne by the indemnifying party hereunder, the party that received such payment shall promptly refund the amount so paid to the party which made such payment.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                    (f)          The indemnity and contribution agreements contained in this Section 7 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by the Purchaser, the Underwriters, the Initial Purchasers, any of their respective directors or officers, or any person controlling the Purchaser, the Underwriters or the Initial Purchasers, and (iii) acceptance of and payment for any of the Certificates.

                    (g)          Without limiting the generality or applicability of any other provision of this Agreement, the Underwriters, the Initial Purchasers and their directors, officers and controlling parties shall be third-party beneficiaries of the provisions of this Section 7.

                    SECTION 8.          Costs.  The Seller shall pay (or shall reimburse the Purchaser to the extent that the Purchaser has paid) the Seller’s pro rata portion of the aggregate of the following amounts (the Seller’s pro rata portion to be determined according to the percentage that the Wachovia Mortgage Loan Balance represents as of the Cut-Off Date Pool Balance):  (i) the costs and expenses of printing and delivering the Pooling and Servicing Agreement and the Certificates; (ii) the costs and expenses of printing (or otherwise reproducing) and delivering a preliminary and final Prospectus, Term Sheet and Memorandum relating to the Certificates; (iii) the initial fees, costs, and expenses of the Trustee (including reasonable attorneys’ fees); (iv) the filing fee charged by the Securities and Exchange Commission for registration of the Certificates so registered; (v) the fees charged by the Rating Agencies to rate the Certificates so rated; (vi) the fees and disbursements of a firm of certified public accountants selected by the Purchaser and the Seller with respect to numerical information in respect of the Mortgage Loans and the Certificates included in the Prospectus, the Memorandum and any related Computational Materials or ABS Term Sheets, including in respect of the cost of obtaining any “comfort letters” with respect to such items; (vii) the reasonable out-of-pocket costs and expenses in connection with the qualification or exemption of the Certificates under state securities or “Blue Sky” laws, including filing fees and reasonable fees and disbursements of counsel in connection therewith, in connection with the preparation of any “Blue Sky” survey and in connection with any determination of the eligibility of the Certificates for investment by institutional investors and the preparation of any legal investment survey; (viii) the expenses of printing any such “Blue Sky” survey and legal investment survey; and (ix) the reasonable fees and disbursements of counsel to the Underwriters or Initial Purchasers; provided, however, Seller shall pay (or shall reimburse the Purchaser to the extent that the Purchaser has paid) the expense of recording any assignment of Mortgage or assignment of Assignment of Leases as contemplated by Section 2 hereof with respect to such Seller’s Mortgage Loans.  All other costs and expenses in connection with the transactions contemplated hereunder shall be borne by the party incurring such expense.

                    SECTION 9.          Grant of a Security Interest.  It is the express intent of the parties hereto that the conveyance of the Mortgage Loans by the Seller to the Purchaser as provided in Section 2 hereof be, and be construed as, a sale of the Mortgage Loans by the Seller to the Purchaser and not as a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller.  However, if, notwithstanding the aforementioned intent of the parties, the Mortgage Loans are held to be property of the Seller, then, (a) it is the express intent of the parties that such conveyance be deemed a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller, and (b) (i) this Agreement shall also be deemed to be a security agreement within the meaning of Article 9 of the Uniform Commercial Code of the applicable jurisdiction; (ii) the conveyance provided for in Section 2 hereof shall be deemed to be a grant by the Seller to the Purchaser of a security interest in all of the Seller’s right, title and interest in and to the Mortgage Loans, and all amounts payable to the holder of the Mortgage Loans in accordance with the terms thereof, and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including, without limitation, all amounts, other than investment earnings, from time to time held or invested in the Certificate Account, the Distribution Account or, if established, the REO Account (each as defined in the Pooling and Servicing Agreement) whether in the form of cash, instruments, securities or other property; (iii) the assignment to the Trustee of the interest of the Purchaser as contemplated by Section 1 hereof shall be deemed to be an assignment of any security interest created hereunder; (iv) the possession by the Trustee or any of its agents, including, without limitation, the Custodian, of the Mortgage Notes, and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be possession by the secured party for purposes of perfecting the security interest pursuant to Section 9-313 of the Uniform Commercial Code of the applicable jurisdiction; and (v) notifications to persons (other than the Trustee) holding such property, and acknowledgments, receipts or confirmations from persons (other than the Trustee) holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the secured party for the purpose of perfecting such security interest under applicable law.  The Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement and the Pooling and Servicing Agreement.

                    SECTION 10.          Covenants of Purchaser.  The Purchaser shall provide the Seller with all forms of Disclosure Materials (including the final form of the Memorandum and the preliminary and final forms of the Prospectus Supplement) promptly upon any such document becoming available.

                    SECTION 11.          Notices.  All notices, copies, requests, consents, demands and other communications required hereunder shall be in writing and telecopied or delivered to the intended recipient at the “Address for Notices” specified beneath its name on the signature pages hereof or, as to either party, at such other address as shall be designated by such party in a notice hereunder to the other party.  Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telecopier or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

                    SECTION 12.          Representations, Warranties and Agreements to Survive Delivery.  All representations, warranties and agreements contained in this Agreement, incorporated herein by reference or contained in the certificates of officers of the Seller submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans by the Seller to the Purchaser (and by the Purchaser to the Trustee).

                    SECTION 13.          Severability of Provisions.  Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof.  Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.  To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

                    SECTION 14.          Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be an original, but which together shall constitute one and the same agreement.

                    SECTION 15.          GOVERNING LAW.  THIS AGREEMENT AND THE RIGHTS, DUTIES, OBLIGATIONS AND RESPONSIBILITIES OF THE PARTIES HERETO SHALL BE GOVERNED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF NEW YORK.  THE PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AGREEMENT.

                    SECTION 16.          Attorneys’ Fees.  If any legal action, suit or proceeding is commenced between the Seller and the Purchaser regarding their respective rights and obligations under this Agreement, the prevailing party shall be entitled to recover, in addition to damages or other relief, costs and expenses, attorneys’ fees and court costs (including, without limitation, expert witness fees).  As used herein, the term “prevailing party” shall mean the party which obtains the principal relief it has sought, whether by compromise settlement or judgment.  If the party which commenced or instituted the action, suit or proceeding shall dismiss or discontinue it without the concurrence of the other party, such other party shall be deemed the prevailing party.

                    SECTION 17.          Further Assurances.  The Seller and the Purchaser agree to execute and deliver such instruments and take such further actions as the other party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

                    SECTION 18.          Successors and Assigns.  The rights and obligations of the Seller under this Agreement shall not be assigned by the Seller without the prior written consent of the Purchaser, except that any person into which the Seller may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Seller is a party, or any person succeeding to all or substantially all of the business of the Seller, shall be the successor to the Seller hereunder.  The Purchaser has the right to assign its interest under this Agreement, in whole or in part, as may be required to effect the purposes of the Pooling and Servicing Agreement, and the assignee shall, to the extent of such assignment, succeed to the rights and obligations hereunder of the Purchaser.  Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Seller, the Purchaser, the Underwriters and the Initial Purchasers (each as intended third party beneficiaries hereof) and their permitted successors and assigns, and the officers, directors and controlling persons referred to in Section 7.  This Agreement is enforceable by the Underwriters, the Initial Purchasers and the other third party beneficiaries hereto in all respects to the same extent as if they had been signatories hereof.

                    SECTION 19.          Amendments.  No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by a duly authorized officer of the party, or third party beneficiary, against whom such waiver or modification is sought to be enforced.  No amendment to the Pooling and Servicing Agreement which relates to defined terms contained therein, Section 2.01(d) thereof or the repurchase obligations or any other obligations of the Seller shall be effective against the Seller (in such capacity) unless the Seller shall have agreed to such amendment in writing.

                    SECTION 20.          Accountants’ Letters.  The parties hereto shall cooperate with KPMG LLP and Ernst & Young LLP in making available all information and taking all steps reasonably necessary to permit such accountants to deliver the letters required by the Underwriting Agreement.

                    SECTION 21.          Knowledge.  Whenever a representation or warranty or other statement in this Agreement is made with respect to a Person’s “knowledge,” such statement refers to such Person’s employees or agents who were or are responsible for or involved with the indicated matter and have actual knowledge of the matter in question.

[SIGNATURES COMMENCE ON THE FOLLOWING PAGE]

                    IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.

SELLER

WACHOVIA BANK, NATIONAL ASSOCIATION

By:	/s/ Wayne M. Fitzgerald, II

Name:	Wayne M. Fitzgerald, II
Title:	Vice President

Address for Notices:

One Wachovia Center
301 South College Street
Charlotte, North Carolina 28288-0166
Telecopier No.: (704) 383-1942
Telephone No.: (704) 374-6161

PURCHASER

WACHOVIA COMMERCIAL MORTGAGE SECURITIES, INC.

By:	/s/ Charles L. Culbreth

Name:	Charles L. Culbreth
Title:	Managing Director

Address for Notices:

One Wachovia Center
301 South College Street
Charlotte, North Carolina 28288-0166
Telecopier No.: (704) 383-1942
Telephone No.: (704) 374-6161

SCHEDULE I

GENERAL MORTGAGE REPRESENTATIONS AND WARRANTIES

1.	The information pertaining to each Mortgage Loan set forth in the Mortgage Loan Schedule was true and correct in all material respects as of the Cut-Off Date.

2.

As of the date of its origination, such Mortgage Loan complied in all material respects with, or was exempt from, all requirements of federal, state or local law relating to the origination of such Mortgage Loan.

3.

Immediately prior to the sale, transfer and assignment to the Purchaser, the Seller had good and marketable title to, and was the sole owner of, each Mortgage Loan, and the Seller is transferring such Mortgage Loan free and clear of any and all liens, pledges, charges or security interests of any nature encumbering such Mortgage Loan.  Upon consummation of the transactions contemplated by the Mortgage Loan Purchase Agreement, the Seller will have validly and effectively conveyed to the Purchaser all legal and beneficial interest in and to such Mortgage Loan free and clear of any pledge, lien or security interest.

4.	The proceeds of such Mortgage Loan have been fully disbursed and there is no requirement for future advances thereunder by the Mortgagee.

5.

Each related Mortgage Note, Mortgage, Assignment of Leases (if any) and other agreement executed in connection with such Mortgage Loan is a legal, valid and binding obligation of the related Mortgagor (subject to any non-recourse provisions therein and any state anti-deficiency or market value limit deficiency legislation), enforceable in accordance with its terms, except (a) that certain provisions contained in such Mortgage Loan documents are or may be unenforceable in whole or in part under applicable state or federal laws, but neither the application of any such laws to any such provision nor the inclusion of any such provisions renders any of the Mortgage Loan documents invalid as a whole and such Mortgage Loan documents taken as a whole are enforceable to the extent necessary and customary for the practical realization of the rights and benefits afforded thereby and (b) as such enforcement may be limited by bankruptcy, insolvency, receivership, reorganization, moratorium, redemption, liquidation or other laws affecting the enforcement of creditors’ rights generally, or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).  The related Mortgage Note and Mortgage contain no provision limiting the right or ability of the Seller to assign, transfer and convey the related Mortgage Loan to any other Person.

6.

As of the date of its origination, there was no valid offset, defense, counterclaim, abatement or right to rescission with respect to any of the related Mortgage Notes, Mortgage(s) or other agreements executed in connection therewith, and, as of the Cut-Off Date, there is no valid offset, defense, counterclaim or right to rescission with respect to such Mortgage Note, Mortgage(s) or other agreements, except in each case, with respect to the enforceability of any provisions requiring the payment of default interest, late fees, additional interest, prepayment premiums or yield maintenance charges.

7.

Each related assignment of Mortgage and assignment of Assignment of Leases from the Seller to the Trustee (or, in the case of a 2005-C20 Serviced Mortgage Loan, to the 2005-C20 Trustee) constitutes the legal, valid and binding first priority assignment from the Seller, except as such enforcement may be limited by bankruptcy, insolvency, redemption, reorganization, liquidation, receivership, moratorium or other laws relating to or affecting creditors’ rights generally or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).  Each Mortgage and Assignment of Leases is freely assignable.

8.

Each related Mortgage is a valid and enforceable first lien on the related Mortgaged Property subject only to the exceptions set forth in Representation (5) above and the following title exceptions (each such title exception, a “Title Exception”, and collectively, the “Title Exceptions”): (a) the lien of current real property taxes, ground rents, water charges, sewer rents and assessments not yet due and payable, (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record, none of which, individually or in the aggregate, materially and adversely interferes with the current use of the Mortgaged Property or the security intended to be provided by such Mortgage or with the Mortgagor’s ability to pay its obligations under the Mortgage Loan when they become due or materially and adversely affects the value of the Mortgaged Property, (c) the exceptions (general and specific) and exclusions set forth in the applicable policy described in Representation (12) below or appearing of record, none of which, individually or in the aggregate, materially interferes with the current use of the Mortgaged Property or the security intended to be provided by such Mortgage or with the Mortgagor’s ability to pay its obligations under the Mortgage Loan when they become due or materially and adversely affects the value of the Mortgaged Property, (d) other matters to which like properties are commonly subject, none of which, individually or in the aggregate, materially and adversely interferes with the current use of the Mortgaged Property or the security intended to be provided by such Mortgage or with the Mortgagor’s ability to pay its obligations under the Mortgage Loan when they become due or materially and adversely affects the value of the Mortgaged Property, (e) the right of tenants (whether under ground leases, space leases or operating leases) at the Mortgaged Property to remain following a foreclosure or similar proceeding (provided that such tenants are performing under such leases) and (f) if such Mortgage Loan is a Crossed Loan, the lien of the Mortgage for such other Mortgage Loan, none of which, individually or in the aggregate, materially and adversely interferes with the current use of the Mortgaged Property or the security intended to be provided by such Mortgage or with the Mortgagor’s ability to pay its obligations under the Mortgage Loan when they become due or materially and adversely affects the value of the Mortgaged Property.  Except with respect to Crossed Loans and as provided below, there are no mortgage loans that are senior or pari passu with respect to the related Mortgaged Property or such Mortgage Loan.

9.

UCC Financing Statements have been filed and/or recorded (or, if not filed and/or recorded, have been submitted in proper form for filing and recording), in all public places necessary, at the time of the origination of the Mortgage Loan, to perfect a valid security interest in all items of personal property located on the Mortgaged Property that are owned by the Mortgagor and either (i) are reasonably necessary to operate the Mortgaged Property or (ii) are (as indicated in the appraisal obtained in connection with the origination of the related Mortgage Loan) material to the value of the Mortgaged Property (other than any personal property subject to a purchase money security interest or a sale and leaseback financing arrangement permitted under the terms of such Mortgage Loan or any other personal property leases applicable to such personal property), to the extent perfection may be effected pursuant to applicable law by recording or filing, and the Mortgages, security agreements, chattel Mortgages or equivalent documents related to and delivered in connection with the related Mortgage Loan establish and create a valid and enforceable lien and priority security interest on such items of personalty except as such enforcement may be limited by bankruptcy, insolvency, receivership, reorganization, moratorium, redemption, liquidation or other laws affecting the enforcement of creditor’s rights generally, or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law). Notwithstanding any of the foregoing, no representation is made as to the perfection of any security interest in rents or other personal property to the extent that possession or control of such items or actions other than the filing of UCC Financing Statements are required in order to effect such perfection.

10.

All real estate taxes and governmental assessments, or installments thereof, which would be a lien on the Mortgaged Property and that prior to the Cut-Off Date have become delinquent in respect of each related Mortgaged Property have been paid, or an escrow of funds in an amount sufficient to cover such payments has been established.  For purposes of this representation and warranty, real estate taxes and governmental assessments and installments thereof shall not be considered delinquent until the earlier of (a) the date on which interest and/or penalties would first be payable thereon and (b) the date on which enforcement action is entitled to be taken by the related taxing authority.

11.

To the Seller’s actual knowledge as of the Cut-Off Date, and to the Seller’s actual knowledge based solely upon due diligence customarily performed with the origination of comparable Mortgage Loans by the Seller, each related Mortgaged Property was free and clear of any material damage (other than deferred maintenance for which escrows were established at origination) that would affect materially and adversely the value of such Mortgaged Property as security for the Mortgage Loan and to the Seller’s actual knowledge as of the Cut-Off Date there was no proceeding pending for the total or partial condemnation of such Mortgaged Property.

12.

The lien of each related Mortgage as a first priority lien in the original principal amount of such Mortgage Loan after all advances of principal (as set forth on the Mortgage Loan Schedule) is insured by an ALTA lender’s title insurance policy (or a binding commitment therefor), or its equivalent as adopted in the applicable jurisdiction, insuring the Seller, its successors and assigns, subject only to the Title Exceptions; the Seller or its successors or assigns is the named insured of such policy; such policy is assignable without consent of the insurer and will inure to the benefit of the Trustee (or, in the case of a 2005-C20 Serviced Mortgage Loan, the 2005-C20 Trustee) as mortgagee of record;

is in full force and effect upon the consummation of the transactions contemplated by this Agreement; all premiums thereon have been paid; no claims have been made under such policy and the Seller has not done anything, by act or omission, and the Seller has no actual knowledge of any matter, which would impair or diminish the coverage of such policy. The insurer issuing such policy is either (x) a nationally recognized title insurance company or (y) qualified to do business in the jurisdiction in which the related Mortgaged Property is located to the extent required; such policy contains no material exclusions for, or affirmatively insures (except for any Mortgaged Property located in a jurisdiction where such insurance is not available) (a) access to a public road (except as provided below) or (b) against any loss due to encroachments of any material portion of the improvements thereon.

13.

Except as provided below, as of the date of its origination, all insurance coverage required under each related Mortgage, which insurance covered such risks as were customarily acceptable to prudent commercial and multifamily mortgage lending institutions lending on the security of property comparable to the related Mortgaged Property in the jurisdiction in which such Mortgaged Property is located, and with respect to a fire and extended perils insurance policy, is in an amount (subject to a customary deductible) at least equal to the lesser of (i) the replacement cost of improvements located on such Mortgaged Property, or (ii) the initial principal balance of the Mortgage Loan, and in any event, the amount necessary to prevent operation of any co-insurance provisions; and, except if such Mortgaged Property is operated as a mobile home park, is also covered by business interruption or rental loss insurance, in an amount at least equal to 12 months of operations of the related Mortgaged Property (or in the case of a Mortgaged Property without any elevator, 6 months), all of which was in full force and effect with respect to each related Mortgaged Property; and, except as provided below, as of the Cut-Off Date, to the actual knowledge of the Seller, all insurance coverage required under each Mortgage, which insurance covers such risks and is in such amounts as are customarily acceptable to prudent commercial and multifamily mortgage lending institutions lending on the security of property comparable to the related Mortgaged Property in the jurisdiction in which such Mortgaged Property is located, is in full force and effect with respect to each related Mortgaged Property; all premiums due and payable through the Closing Date have been paid; and no notice of termination or cancellation with respect to any such insurance policy has been received by the Seller; and except for certain amounts not greater than amounts which would be considered prudent by an institutional commercial and/or multifamily mortgage lender with respect to a similar Mortgage Loan and which are set forth in the related Mortgage, any insurance proceeds in respect of a casualty loss, will be applied either (i) to the repair or restoration of all or part of the related Mortgaged Property or (ii) the reduction of the outstanding principal balance of the Mortgage Loan, subject in either case to requirements with respect to leases at the related Mortgaged Property and to other exceptions customarily provided for by prudent institutional lenders for similar loans. The Mortgaged Property is also covered by comprehensive general liability insurance against claims for personal and bodily injury, death or property damage occurring on, in or about the related Mortgaged Property, in an amount customarily required by prudent institutional lenders.

The insurance policies contain a standard mortgagee clause naming the Seller, its successors and assigns as loss payee, in the case of a property insurance policy, and additional insured in the case of a liability insurance policy and provide that they are not terminable without 30 days prior written notice to the Mortgagee (or, with respect to non-payment, 10 days prior written notice to the Mortgagee) or such lesser period as prescribed by applicable law.  Each Mortgage requires that the Mortgagor maintain insurance as described above or permits the Mortgagee to require insurance as described above, and permits the Mortgagee to purchase such insurance at the Mortgagor’s expense if Mortgagor fails to do so.

14.

Except as provided below, (a) other than payments due but not yet 30 days or more delinquent, to the Seller’s actual knowledge, based upon due diligence customarily performed with the servicing of comparable mortgage loans by prudent institutional lenders, there is no material default, breach, violation or event of acceleration existing under the related Mortgage or the related Mortgage Note, and to the Seller’s actual knowledge no event (other than payments due but not yet delinquent) which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default, breach, violation or event of acceleration, provided, however, that this representation and warranty does not address or otherwise cover any default, breach, violation or event of acceleration that specifically pertains to any matter otherwise covered by any other representation and warranty made by the Seller in any paragraphs of this Schedule I or in any paragraph of Schedule II, and (b) the Seller has not waived any material default, breach, violation or event of acceleration under such Mortgage or Mortgage Note, except for a written waiver contained in the related Mortgage File being delivered to the Purchaser, and pursuant to the terms of the related Mortgage or the related Mortgage Note and other documents in the related Mortgage File no Person or party other than the holder of such Mortgage Note may declare any event of default or accelerate the related indebtedness under either of such Mortgage or Mortgage Note.

15.

As of the Closing Date, each Mortgage Loan is not, and in the prior 12 months (or since the date of origination if such Mortgage Loan has been originated within the past 12 months), has not been, 30 days or more past due in respect of any Scheduled Payment.

16.

Except with respect to ARD Loans, which provide that the rate at which interest accrues thereon increases after the Anticipated Repayment Date, the Mortgage Rate (exclusive of any default interest, late charges or prepayment premiums) of such Mortgage Loan is a fixed rate.

17.

 Each related Mortgage does not provide for or permit, without the prior written consent of the holder of the Mortgage Note, each related Mortgaged Property to secure any other promissory note or obligation except as expressly described in such Mortgage.

18.

Each Mortgage Loan is directly secured by a Mortgage on a commercial property or a multifamily residential property, and either (a) substantially all of the proceeds of such Mortgage Loan were used to acquire, improve or protect the portion of such commercial or multifamily residential property that consists of an interest in real property (within the meaning of Treasury Regulations Sections 1.856-3(c) and 1.856-3(d)) and such interest in real property was the only security for such Mortgage Loan as of the Testing Date (as defined below), or (b) the fair market value of the interest in real property which secures such Mortgage Loan was at least equal to 80% of the principal amount of the Mortgage Loan (i) as of the Testing Date, or (ii) as of the Closing Date. For purposes of the previous sentence, (A) the fair market value of the referenced interest in real property shall first be reduced by (1) the amount of any lien on such interest in real property that is senior to the Mortgage Loan, and (2) a proportionate amount of any lien on such interest in real property that is on a parity with the Mortgage Loan, and (B) the “Testing Date” shall be the date on which the referenced Mortgage Loan was originated unless (1) such Mortgage Loan was modified after the date of its origination in a manner that would cause a “significant modification” of such Mortgage Loan within the meaning of Treasury Regulations Section 1.1001-3(b), and (2) such “significant modification” did not occur at a time when such Mortgage Loan was in default or when default with respect to such Mortgage Loan was reasonably foreseeable. However, if the referenced Mortgage Loan has been subjected to a “significant modification” after the date of its origination and at a time when such Mortgage Loan was not in default or when default with respect to such Mortgage Loan was not reasonably foreseeable, the Testing Date shall be the date upon which the latest such “significant modification” occurred.  The Mortgage Loan documents with respect to each Defeasance Loan do not allow such Defeasance Loan to be defeased prior to two years after the Startup Day.

19.

One or more environmental site assessments or updates thereof were performed by an environmental consulting firm independent of the Seller and the Seller’s affiliates with respect to each related Mortgaged Property during the 18-months preceding the origination of the related Mortgage Loan, and the Seller, having made no independent inquiry other than to review the report(s) prepared in connection with the assessment(s) referenced herein, has no actual knowledge and has received no notice of any material and adverse environmental condition or circumstance affecting such Mortgaged Property that was not disclosed in such report(s).  If any such environmental report identified any Recognized Environmental Condition (REC), as that term is defined in the Standard Practice for Environmental Site Assessments:  Phase I Environmental Site Assessment Process Designation:  E 1527-00, as recommended by the American Society for Testing and Materials (ASTM), with respect to the related Mortgaged Property and the same have not been subsequently addressed in all material respects, then either (i) an escrow greater than 100% of the amount identified as necessary by the environmental consulting firm to address the REC is held by the Seller for purposes of effecting same (and the borrower has covenanted in the Mortgage Loan documents to perform such work), (ii) the related borrower or other responsible party having financial resources reasonably estimated to be adequate to address the REC is required to take such actions or is liable for the failure to take such actions, if any, with respect to such circumstances or conditions as have been required by the applicable governmental regulatory authority or any environmental law or regulation, (iii) the borrower has provided an environmental insurance policy, (iv) an operations and maintenance plan has been or will be implemented or (v) such conditions or circumstances were investigated further and based upon such additional investigation, a qualified environmental consultant recommended no further investigation or remediation.  All environmental assessments or updates that were in the possession of the Seller and that relate to a Mortgaged Property insured by an environmental insurance policy have been delivered to or disclosed to the environmental insurance carrier issuing such policy prior to the issuance of such policy.

20.

Each related Mortgage and Assignment of Leases, together with applicable state law, contains customary and enforceable provisions for comparable mortgaged properties similarly situated such as to render the rights and remedies of the holder thereof (which, in the case of a 2005-C20 Serviced Mortgage Loan, are the Trustee and the 2005-C20 Trustee) adequate for the practical realization against the Mortgaged Property of the benefits of the security, including realization by judicial or, if applicable, non-judicial foreclosure, subject to the effects of bankruptcy, insolvency, reorganization, receivership, moratorium, redemption, liquidation or similar law affecting the right of creditors and the application of principles of equity.

21.

At the time of origination and, to the actual knowledge of Seller as of the Cut-Off Date, no Mortgagor is a debtor in, and no Mortgaged Property is the subject of, any state or federal bankruptcy or insolvency proceeding.

22.

Each Mortgage Loan is a whole loan (except with respect to the Co-Lender Loans) and contains no equity participation by the lender or shared appreciation feature and does not provide for any contingent or additional interest in the form of participation in the cash flow of the related Mortgaged Property or, other than the ARD Loans,  provide for negative amortization.  The Seller holds no preferred equity interest.

23.

Subject to certain exceptions, which are customarily acceptable to prudent commercial and multifamily mortgage lending institutions lending on the security of property comparable to the related Mortgaged Property, each related Mortgage or loan agreement contains provisions for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if, without complying with the requirements of the Mortgage or loan agreement, (a) the related Mortgaged Property, or any controlling interest in the related Mortgagor, is directly transferred or sold (other than by reason of family and estate planning transfers, transfers by devise, descent or operation of law upon the death of a member, general partner or shareholder of the related Borrower and transfers of less than a controlling interest in a mortgagor, issuance of non-controlling new equity interests, transfers among existing members, partners or shareholders in the Mortgagor or an affiliate thereof, transfers among affiliated Mortgagors with respect to Crossed Loans or multi-property Mortgage Loans or transfers of a similar nature to the foregoing meeting the requirements of the Mortgage Loan (such as pledges of ownership interests that do not result in a change of control) or a substitution or release of collateral within the parameters of Representation (26) below), or (b) the related Mortgaged Property is encumbered in connection with subordinate financing by a lien or security interest against the related Mortgaged Property, other than any existing permitted additional debt.

24.

Except as set forth in the related Mortgage File, the terms of the related Mortgage Note and Mortgage(s) have not been waived, modified, altered, satisfied, impaired, canceled, subordinated or rescinded in any manner which materially interferes with the security intended to be provided by such Mortgage.

25.	Except as provided below, each related Mortgaged Property was inspected by or on behalf of the related originator or an affiliate during the 12 month period prior to the related origination date.

26.

Since origination, no material portion of the related Mortgaged Property has been released from the lien of the related Mortgage in any manner which materially and adversely affects the value of the Mortgage Loan or materially interferes with the security intended to be provided by such Mortgage, and, except with respect to Mortgage Loans (a) which permit defeasance by means of substituting for the Mortgaged Property (or, in the case of a Mortgage Loan secured by multiple Mortgaged Properties, one or more of such Mortgaged Properties) “government securities” as defined in the Investment Company Act of 1940, as amended, sufficient to pay the Mortgage Loans (or portions thereof) in accordance with their terms, (b) where a release of the portion of the Mortgaged Property was contemplated at origination and such portion was not considered material for purposes of underwriting the Mortgage Loan, (c) where release is conditional upon the satisfaction of certain underwriting and legal requirements and the payment of a release price that represents adequate consideration for such Mortgaged Property or the portion thereof that is being released, or (d) which permit the related Mortgagor to substitute a replacement property in compliance with REMIC Provisions or (e) which permit the release(s) of unimproved out-parcels or other portions of the Mortgaged Property that will not have a material adverse affect on the underwritten value of the security for the Mortgage Loan or that were not allocated to any value in the underwriting during the origination of the Mortgage Loan, the terms of the related Mortgage do not provide for release of any portion of the Mortgaged Property from the lien of the Mortgage except in consideration of payment in full therefor.

27.

Except as provided below, to the Seller’s actual knowledge, based upon a letter from governmental authorities, a legal opinion, an endorsement to the related title policy, or based upon other due diligence considered reasonable by prudent commercial conduit mortgage lenders in the area where the applicable Mortgaged Property is located, as of the date of origination of such Mortgage Loan and as of the Cut-Off Date, there are no material violations of any applicable zoning ordinances, building codes and land laws applicable to the Mortgaged Property or the use and occupancy thereof which (a) are not insured by an ALTA lender’s title insurance policy (or a binding commitment therefor), or its equivalent as adopted in the applicable jurisdiction, or a law and ordinance insurance policy or (b) would have a material adverse effect on the value, operation or net operating income of the Mortgaged Property.

28.

To the Seller’s actual knowledge based on surveys and/or the title policy referred to herein obtained in connection with the origination of each Mortgage Loan, none of the material improvements which were included for the purposes of determining the appraised value of the related Mortgaged Property at the time of the origination of the Mortgage Loan lies outside of the boundaries and building restriction lines of such property (except Mortgaged Properties which are legal non-conforming uses), to an extent which would have a material adverse affect on the value of the Mortgaged Property or related Mortgagor’s use and operation of such Mortgaged Property (unless affirmatively covered by title insurance) and no improvements on adjoining properties encroached upon such Mortgaged Property to any material and adverse extent (unless affirmatively covered by title insurance).

29.

With respect to at least 95% of such Seller’s Mortgage Loans (by balance) having a Cut-Off Date Balance in excess of 1% of the Initial Pool Balance, the related Mortgagor has covenanted in its organizational documents and/or the Mortgage Loan documents to own no significant asset other than the related Mortgaged Property or Mortgaged Properties, as applicable, and assets incidental to its ownership and operation of such Mortgaged Property, and to hold itself out as being a legal entity, separate and apart from any other Person.

30.

No advance of funds has been made other than pursuant to the loan documents, directly or indirectly, by the Seller to the Mortgagor and, to the Seller’s actual knowledge, no funds have been received from any Person other than the Mortgagor, for or on account of payments due on the Mortgage Note or the Mortgage.

31.

As of the date of origination and, to the Seller’s actual knowledge, as of the Cut-Off Date, there was no pending action, suit or proceeding, or governmental investigation of which it has received notice, against the Mortgagor or the related Mortgaged Property the adverse outcome of which could reasonably be expected to materially and adversely affect such Mortgagor’s ability to pay principal, interest or any other amounts due under such Mortgage Loan or the security intended to be provided by the Mortgage Loan documents or the current use of the Mortgaged Property.

32.

As of the date of origination, and, to the Seller’s actual knowledge, as of the Cut-Off Date, if the related Mortgage is a deed of trust, a trustee, duly qualified under applicable law to serve as such, has either been properly designated and serving under such Mortgage or may be substituted in accordance with the Mortgage and applicable law.

33.

The Mortgage Loan and the interest (exclusive of any default interest, late charges or prepayment premiums) contracted for on such Mortgage Loan (other than an ARD Loan after the Anticipated Repayment Date) complied as of the date of origination with, or was exempt from, applicable state or federal laws, regulations and other requirements pertaining to usury.

34.

Except with respect to the Companion Loan of any Co-Lender Loan, the related Mortgage Note is not secured by any collateral that secures a Mortgage Loan that is not in the Trust Fund and each Crossed Loan that is cross-collateralized only with other Mortgage Loans sold pursuant to this Agreement.

35.

The improvements located on the Mortgaged Property are either not located in a federally designated special flood hazard area or the Mortgagor is required to maintain or the mortgagee maintains, flood insurance with respect to such improvements and such policy is in full force and effect.

36.

All escrow deposits and payments required pursuant to the Mortgage Loan as of the Closing Date required to be deposited with the Seller in accordance with the Mortgage Loan documents have been so deposited, are in the possession, or under the control, of the Seller or its agent (or, in the case of a 2005-C20 Serviced Mortgage Loan, in the possession of the 2005-C20 Master Servicer) and there are no deficiencies in connection therewith.

37.

To the Seller’s actual knowledge, based on the due diligence customarily performed in the origination of comparable mortgage loans by prudent commercial and multifamily mortgage lending institutions with respect to the related geographic area and properties comparable to the related Mortgaged Property, as of the date of origination of the Mortgage Loan, the related Mortgagor, the related lessee, franchisor or operator was in possession of all material licenses, permits and authorizations then required for use of the related Mortgaged Property, and, as of the Cut-Off Date, the Seller has no actual knowledge that the related Mortgagor, the related lessee, franchisor or operator was not in possession of such licenses, permits and authorizations.

38.

The origination (or acquisition, as the case may be), servicing and collection practices used by the Seller with respect to the Mortgage Loan have been in all respects legal and have met customary industry standards for servicing of commercial mortgage loans for conduit loan programs.

39.

Except for Mortgagors under Mortgage Loans the Mortgaged Property with respect to which includes a Ground Lease, the related Mortgagor (or its affiliate) has title in the fee simple interest in each related Mortgaged Property.

40.

Except as provided below, the Mortgage Loan documents for each Mortgage Loan provide that each Mortgage Loan is non-recourse to the related Mortgagor except that the related Mortgagor accepts responsibility for fraud and/or other intentional material misrepresentation.  Furthermore, except as provided below, the Mortgage Loan documents for each Mortgage Loan provide that the related Mortgagor shall be liable to the lender for losses incurred due to the misapplication or misappropriation of rents collected in advance or received by the related Mortgagor after the occurrence of an event of default and not paid to the Mortgagee or applied to the Mortgaged Property in the ordinary course of business, misapplication or conversion by the Mortgagor of insurance proceeds or condemnation awards or breach of the environmental covenants in the related Mortgage Loan documents.

41.

Subject to the exceptions set forth in Representation (5), the Assignment of Leases set forth in the Mortgage or separate from the related Mortgage and related to and delivered in connection with each Mortgage Loan establishes and creates a valid, subsisting and enforceable lien and security interest in the related Mortgagor’s interest in all leases, subleases, licenses or other agreements pursuant to which any Person is entitled to occupy, use or possess all or any portion of the real property.

42.	With respect to such Mortgage Loan, any prepayment premium constitutes a “customary prepayment penalty” within the meaning of Treasury Regulations Section 1.860G-1(b)(2).

43.

If such Mortgage Loan contains a provision for any defeasance of mortgage collateral, such Mortgage Loan permits defeasance (a) no earlier than two years after the Closing Date, and (b)  only with substitute collateral constituting “government securities” within the meaning of Treasury Regulations Section 1.860G-2(a)(8)(i) in an amount sufficient to make all scheduled payments under the Mortgage Note.  In addition, if such Mortgage contains such a defeasance provision, it provides (or otherwise contains provisions pursuant to which the holder (which, in the case of a 2005-C20 Serviced Mortgage Loan, are the Trustee and the 2005-C20 Trustee) can require) that an opinion be provided to the effect that such holder has a first priority perfected security interest in the defeasance collateral.  The related Mortgage Loan documents permit the lender to charge all of its expenses associated with a defeasance to the Mortgagor (including rating agencies’ fees, accounting fees and attorneys’ fees), and provide that the related Mortgagor must deliver (or otherwise, the Mortgage Loan documents contain certain provisions pursuant to which the lender can require) (i) an accountant’s certification as to the adequacy of the defeasance collateral to make payments under the related Mortgage Loan for the remainder of its term, (ii) an Opinion of Counsel that the defeasance complies with all applicable REMIC Provisions, and (iii) assurances from the Rating Agencies that the defeasance will not result in the withdrawal, downgrade or qualification of the ratings assigned to the Certificates.  Notwithstanding the foregoing, some of the Mortgage Loan documents may not affirmatively contain all such requirements, but such requirements are effectively present in such documents due to the general obligation to comply with the REMIC Provisions and/or deliver a REMIC Opinion of Counsel.

44.

To the extent required under applicable law as of the date of origination, and necessary for the enforceability or collectability of the Mortgage Loan, the originator of such Mortgage Loan was authorized to do business in the jurisdiction in which the related Mortgaged Property is located at all times when it originated and held the Mortgage Loan.

45.	Neither the Seller nor any affiliate thereof has any obligation to make any capital contributions to the Mortgagor under the Mortgage Loan.

46.

Except with respect to the Companion Loan of any Co-Lender Loan, none of the Mortgaged Properties is encumbered, and none of the Mortgage Loan documents permits the related Mortgaged Property to be encumbered subsequent to the Closing Date without the prior written consent of the holder thereof, by any lien securing the payment of money junior to or of equal priority with, or superior to, the lien of the related Mortgage (other than Title Exceptions, taxes, assessments and contested mechanics and materialmens liens that become payable after the after the Cut-Off Date of the related Mortgage Loan).

47.

An appraisal of the related Mortgaged Property was conducted in connection with the origination of such Mortgage Loan; and such appraisal satisfied the guidelines in Title XI of the Financial Institutions Reform, Recovery and Enforcement Act of 1989, as in effect on the date such Mortgage Loan was originated.

SCHEDULE II

GROUND LEASE REPRESENTATIONS AND WARRANTIES

                    With respect to each Mortgage Loan secured in whole or in material part by a leasehold interest (except with respect to any Mortgage Loan also secured by a fee interest in the related Mortgaged Property), the Seller represents and warrants the following with respect to the related Ground Lease:

1.

Such Ground Lease or a memorandum thereof has been or will be duly recorded no later than 30 days after the Closing Date and such Ground Lease permits the interest of the lessee thereunder to be encumbered by the related Mortgage or, if consent of the lessor thereunder is required, it has been obtained prior to the Closing Date.

2.

Upon the foreclosure of the Mortgage Loan (or acceptance of a deed in lieu thereof), the Mortgagor’s interest in such Ground Lease is assignable to the mortgagee under the leasehold estate and its assigns without the consent of the lessor thereunder (or, if any such consent is required, it has been obtained prior to the Closing Date).

3.

Such Ground Lease may not be amended, modified, canceled or terminated without the prior written consent of the mortgagee and any such action without such consent is not binding on the mortgagee, its successors or assigns, except termination or cancellation if (a) an event of default occurs under the Ground Lease, (b) notice thereof is provided to the mortgagee and (c) such default is curable by the mortgagee as provided in the Ground Lease but remains uncured beyond the applicable cure period.

4.

To the actual knowledge of the Seller, at the Closing Date, such Ground Lease is in full force and effect and other than payments due but not yet 30 days or more delinquent, (a) there is no material default, and (b) there is no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default under such Ground Lease.

5.

The Ground Lease or ancillary agreement between the lessor and the lessee requires the lessor to give notice of any default by the lessee to the mortgagee.  The Ground Lease or ancillary agreement further provides that no notice given is effective against the mortgagee unless a copy has been given to the mortgagee in a manner described in the Ground Lease or ancillary agreement.

6.

The Ground Lease (a) is not subject to any liens or encumbrances superior to, or of equal priority with, the Mortgage, subject, however, to only the Title Exceptions or (b) is subject to a subordination, non-disturbance and attornment agreement to which the mortgagee on the lessor’s fee interest in the Mortgaged Property is subject.

7.

A mortgagee is permitted a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under the Ground Lease) to cure any curable default under such Ground Lease before the lessor thereunder may terminate such Ground Lease.

II-1

8.

Such Ground Lease has an original term (together with  any extension options, whether or not currently exercised, set forth therein all of which can be exercised by the mortgagee if the mortgagee acquires the lessee’s rights under the Ground Lease) that extends not less than 20 years beyond the Stated Maturity Date.

9.

Under the terms of such Ground Lease, any estoppel or consent letter received by the mortgagee from the lessor, and the related Mortgage, taken together, any related insurance proceeds or condemnation award (other than in respect of a total or substantially total loss or taking) will be applied either to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee or a trustee appointed by it having the right to hold and disburse such proceeds as repair or restoration progresses, or to the payment or defeasance of the outstanding principal balance of the Mortgage Loan, together with any accrued interest  (except in cases where a different allocation would not be viewed as commercially unreasonable by any commercial mortgage lender, taking into account the relative duration of the Ground Lease and the related Mortgage and the ratio of the market value of the related Mortgaged Property to the outstanding principal balance of such Mortgage Loan).

10.	The Ground Lease does not impose any restrictions on subletting that would be viewed as commercially unreasonable by a prudent commercial lender.

11.	The ground lessor under such Ground Lease is required to enter into a new lease upon termination of the Ground Lease for any reason, including the rejection of the Ground Lease in bankruptcy.

II-2

SCHEDULE III

EXCEPTIONS TO REPRESENTATIONS AND WARRANTIES

Exceptions to Representation 8:

Loans:		Description of Exception:

3	1000 & 1100 Wilson

The Mortgage Loan is cross-collateralized and cross-defaulted with its related Companion Loan, which is not included in the Mortgage Pool.  In addition, the Companion Loan is secured by the same Mortgaged Property and the same mortgage securing its related Mortgage Loan.

Exceptions to Representation 11:

Loans:		Description of Exception:

36	Meridian Bank Tower	With respect to the Mortgage Loan, there is a pending partial condemnation for a right of way with respect to the light rail transit system for the City of Phoenix, Arizona.

Exceptions to Representation 22:

Loans:		Description of Exception:

25	Cayman Bay Apartments	Wachovia Development Corporation, an affiliate of the Mortgage Loan Seller, is an equity investor and owns a 90% preferred equity interest in the Mortgagor.

Exceptions to Representation 23:

Loans:		Description of Exception:

22	Embassy Suites & Casino – San Juan, PR	The related Mortgage Loan documents contain a one-time right for the related Mortgagor to transfer the related Mortgaged Property.

48	Briarwood North Apartments	The related Mortgage Loan documents permit transfers of ownership interests in the Mortgaged Property to newly-formed tenants-in-common.

Exceptions to Representation 27:

Loans:		Description of Exception:

22	Embassy Suites & Casino – San Juan, PR

The Mortgage Loan documents provide that the compliance of the related Mortgaged Property with zoning ordinances applicable to the Mortgaged Property with respect to the height of the improvements thereon will be determined at closing of the related Mortgage Loan.

Exceptions to Representation 45:

Loans:		Description of Exception:

25	Cayman Bay Apartments

Wachovia Development Corporation, an affiliate of the Mortgage Loan Seller, is an equity investor and owns a 90% preferred equity interest in the Mortgagor and has an obligation to make additional capital contributions to the Mortgagor under certain circumstances.

Exceptions to Representation 46:

Loans:		Description of Exception:

39	Airport Boulevard Pool	The related Mortgage Loan documents permit future secondary debt secured by the Mortgaged Property subject to conditions set forth in the documents.
48	Briarwood North Apartments
69	Hilton Mobile Estates
117	Fairfield Inn – Winston-Salem, NC
124	Holiday Inn Express – Richmond, VA
133	Fairfield Inn – Charlottesville, VA
149	331 South Rio Grande Street
153	Holiday Inn Express – Durham, NC
163	Hampton Inn – Cornelius, NC
192	Madison Square
197	Stor-All – Duluth, GA

Exceptions to Ground Lease Representation 3:

Loans:		Description of Exception:

17	110 North Wacker Drive

The related ground lease does not require that the ground lessor enter into a new lease with the mortgagee if the related ground lease is terminated.  However, the mortgagee received a full recourse indemnity from GGP Limited Partnership if the ground lease is modified, amended or terminated by reason of any senior leasehold mortgage, a default by the ground lessee under the ground lease or rejection of the ground lease in connection with any bankruptcy.

134	Extra Space – West Palm Beach, FL

The related ground lease does not require that the ground lessor enter into a new lease with the mortgagee if the related ground lease is terminated in connection with a casualty or condemnation of the Mortgaged Property.

Exceptions to Ground Lease Representation 5:

Loans:		Description of Exception:

17	110 North Wacker Drive

The related ground lease requires that the ground lessor give notice to the mortgagee of any default by the ground lessee.  However, the related ground lease is silent as to the effectiveness of any notice not given to the mortgagee as required under its terms.

Exceptions to Ground Lease Representation 8:

Loans:		Description of Exception:

4	Abbey Pool	The ground lease with respect to one of the Mortgaged Properties does not extend more than 20 years beyond the maturity date of the Mortgage Loan.

7	Extra Space Teamsters Pool

The ground lease with respect to one of the Mortgaged Properties does not extend more than 20 years beyond the maturity date of the Mortgage Loan; provided that the borrower is required to exercise a purchase option with respect to the fee interest in the Mortgaged Property prior to expiration of the ground lease or the related Mortgaged Property shall be released from the Mortgage Loan upon the satisfaction of certain financial conditions.

Exceptions to Ground Lease Representation 9:

Loans:		Description of Exception:

17	101 North Wacker Drive

The related ground lease requires that any condemnation awards or insurance proceeds be held by a trustee designated under the terms of the ground lease, which trustee may be replaced by the ground lessee with the consent of the ground lessor.

36	Meridian Bank Tower

With respect to the pending partial condemnation for a right of way with respect to the light rail transit system for the City of Phoenix, Arizona, the mortgagee has waived its right to any condemnation awards.

Mortgage Loan Number	Loan Group Number	Property Name	Address	City	State	Zip Code	County

1	1	85 Tenth Avenue	85 Tenth Avenue	New York	NY	10011	New York
3	1	1000 & 1100 Wilson(2)	1000-1100 Wilson Boulevard	Arlington	VA	22209	Arlington
4	1	Abbey Pool	Various	Various	CA	Various	Various
4.01		Transpark Office Complex	2910-3072 East Inland Empire Boulevard	Ontario	CA	91764	San Bernardino
4.02		Colton Courtyard	1200-1350 East Washington Street	Colton	CA	92324	San Bernardino
4.03		Sierra Gateway Business Center	39959 & 40015 Sierra Highway	Palmdale	CA	93550	Los Angeles
4.04		10th Street Commerce Center	44204-44276 West Tenth Street	Lancaster	CA	93534	Los Angeles
4.05		Transpark Industrial Complex	2910-3072 East Inland Empire Boulevard	Ontario	CA	91764	San Bernardino
4.06		Palmdale Place Commerce Center	2211-2361 East Palmdale Boulevard	Palmdale	CA	93550	Los Angeles
4.07		Fresno Industrial Center	720 E. North Avenue & 2904/2998 South Angus Avenue	Fresno	CA	93725	Fresno
4.08		Nevada Street Plaza	1915 West Redlands Boulevard and 721 Nevada Street	Redlands	CA	92374	San Bernardino
4.09		Tozai Plaza	1741-1751 West Redondo Beach Boulevard	Gardena	CA	90247	Los Angeles
4.1		Upland Commerce Center	1379-1399 East Foothill Boulevard	Upland	CA	91786	San Bernardino
4.11		Rancho Carmel Commerce Center	12125-12165 Alta Carmel Court	San Diego	CA	92128	San Diego
4.12		Braden Court	1337 West Braden Court	Orange	CA	92868	Orange
4.13		Airpark Plaza	7201-7209 Arlington Avenue	Riverside	CA	92504	Riverside
4.14		30th Street Commerce Center	3005 East Palmdale Boulevard	Palmdale	CA	93550	Los Angeles
4.15		Atlantic Plaza	5152-5190 Atlantic Avenue	Long Beach	CA	90805	Los Angeles
4.16		Diamond Bar Commerce Center	23535-23555 Palomino Drive	Diamond Bar	CA	91765	Los Angeles
4.17		Goodrich Office Park	1436 Goodrich Boulevard	Los Angeles	CA	90022	Los Angeles
4.18		Garden Grove Town Center	9918 West Katella Avenue	Garden Grove	CA	92840	Orange
4.19		Anaheim Stadium Industrial Park	2419 East Winston Road	Anaheim	CA	92806	Orange
4.2		25th Street Commerce Center	2501-2505 East Palmdale Boulevard	Palmdale	CA	93550	Los Angeles
5	1	Metropolitan Square	211 North Broadway	Saint Louis	MO	63102	Saint Louis City
7	1	Extra Space Teamsters Pool	Various	Various	Various	Various	Various
7.01		Extra Space Teamsters - River Edge, NJ	487 Hackensack Avenue	River Edge	NJ	07661	Bergen
7.02		Extra Space Teamsters - Los Alamitos, CA	3592 Cerritos Avenue	Los Alamitos	CA	90720	Orange
7.03		Extra Space Teamsters - Secaucus, NJ	101 Paterson Plank Road	Secaucus	NJ	07094	Hudson
7.04		Extra Space Teamsters - Reston, VA	12260 Sunrise Valley Drive	Reston	VA	20191	Fairfax
7.05		Extra Space Teamsters - Burtonsville, MD	15221 Dino Drive	Burtonsville	MD	20866	Montgomery
7.06		Extra Space Teamsters - Santee, CA	10115 Mission Gorge Road	Santee	CA	92071	San Diego
7.07		Extra Space Teamsters - Santa Rosa, CA	2053 West Steel Lane	Santa Rosa	CA	95403	Sonoma
7.08		Extra Space Teamsters - North Lauderdale, FL	7400 West McNab Road	North Lauderdale	FL	33068	Broward
7.09		Extra Space Teamsters - Farmington Hills, MI	38875 Grand River Avenue	Farmington Hills	MI	48335	Oakland
7.1		Extra Space Teamsters - Egg Harbor Township, NJ	6698 Washington Avenue	Egg Harbor Township	NJ	08234	Atlantic
7.11		Extra Space Teamsters - Miramar, FL	3590 South State Road 7	Miramar	FL	33023	Broward
7.12		Extra Space Teamsters - Dallas, TX	5431 Lemmon Avenue	Dallas	TX	75209	Dallas
7.13		Extra Space Teamsters - Fall River, MA	55 Father DeValles Boulevard	Fall River	MA	02723	Bristol
7.14		Extra Space Teamsters - Richmond, VA	3600 West End Drive	Richmond	VA	23294	Henrico
7.15		Extra Space Teamsters - Fallbrook, CA	372 West Aviation Road	Fallbrook	CA	92028	San Diego
7.16		Extra Space Teamsters - Phoenix, AZ	17407 North Cave Creek Road	Phoenix	AZ	85032	Maricopa
7.17		Extra Space Teamsters - Salisbury, MA	143 Lafayette Road	Salisbury	MA	01952	Essex
7.18		Extra Space Teamsters - Memphis (Winchester Road), TN	7301 Winchester Road	Memphis	TN	38125	Shelby
7.19		Extra Space Teamsters - Scotts Valley, CA	90 Santas Village Road	Scotts Valley	CA	95066	Santa Cruz
7.2		Extra Space Teamsters - Waterford, MI	2019 Dixie Highway	Waterford	MI	48328	Oakland
7.21		Extra Space Teamsters - Broomfield, CO	4861 West 120th Avenue	Broomfield	CO	80020	Broomfield
7.22		Extra Space Teamsters - Louisville, KY	7900 Dixie Highway	Louisville	KY	40258	Jefferson
7.23		Extra Space Teamsters - Saugerties, NY	2820 Route 32	Saugerties	NY	12477	Ulster
7.24		Extra Space Teamsters - Memphis (Kirby Parkway), TN	4649 Kirby Parkway	Memphis	TN	38141	Shelby
7.25		Extra Space Teamsters - Acworth, GA	4902 Lake Acworth Drive	Acworth	GA	30101	Cobb
7.26		Extra Space Teamsters - Albuquerque, NM	11820 Lomas Boulevard NE	Albuquerque	NM	87112	Bernalillo
7.27		Extra Space Teamsters - Pasadena, TX	3601 Red Bluff Road	Pasadena	TX	77503	Harris
7.28		Extra Space Teamsters - Columbus, OH	2087 South Hamilton Road & 2140 Cloverleaf Street E	Columbus	OH	43232	Franklin
8	1	180 Madison Avenue	180 Madison Avenue	New York	NY	10016	New York
10	1	Bryan Tower	2001 Bryan Street	Dallas	TX	75201	Dallas
11	1	6116 Executive Boulevard	6116 Executive Boulevard	Rockville	MD	20852	Montgomery
13	1	Hilton Garden Inn - Washington, DC	815 14th Street NW	Washington	DC	20005	District Of Columbia
14	1	1370 Broadway	1370 Broadway	New York	NY	10018	New York
15	1	Extra Space VRS Pool	Various	Various	Various	Various	Various
15.01		Extra Space VRS - Long Island City, NY	3602 Northern Boulevard	Long Island City	NY	11101	Queens
15.02		Extra Space VRS - Wheaton, MD	10839 Georgia Avenue	Wheaton	MD	20902	Montgomery
15.03		Extra Space VRS - Long Beach, CA	2101 East Carson Street	Long Beach	CA	90807	Los Angeles
15.04		Extra Space VRS - Germantown, MD	13200-B Wisteria Drive	Germantown	MD	20874	Montgomery
15.05		Extra Space VRS - Lodi, NJ	140 State Route 17	Lodi	NJ	07644	Bergen
15.06		Extra Space VRS - Huntington Beach, CA	7531 McFadden Avenue	Huntington Beach	CA	92647	Orange
15.07		Extra Space VRS - Davie, FL	6550 West State Road 84	Davie	FL	33317	Broward
15.08		Extra Space VRS - Beaverton, OR	11430 SW Murray Boulevard	Beaverton	OR	97008	Washington
15.09		Extra Space VRS - Lincoln Park, MI	1928 London Avenue	Lincoln Park	MI	48146	Wayne
15.1		Extra Space VRS - North Attleborough, MA	720 South Washington Street	North Attleborough	MA	02760	Bristol
15.11		Extra Space VRS - Las Vegas, NV	4901 West Oakey	Las Vegas	NV	89115	Clark
15.12		Extra Space VRS - Campbell, CA	241 West Sunnyoaks	Campbell	CA	95008	Santa Clara
15.13		Extra Space VRS - Dallas, TX	18530 North Dallas Parkway	Dallas	TX	75287	Collin
15.14		Extra Space VRS - Stone Mountain, GA	735 Hambrick Road	Stone Mountain	GA	30083	Dekalb
15.15		Extra Space VRS - Miami, FL	17531 NW 2nd Avenue	Miami	FL	33169	Dade
15.16		Extra Space VRS - Albuquerque, NM	11930 Central Avenue, SE	Albuquerque	NM	87123	Bernalillo
15.17		Extra Space VRS - Baldwin Park, CA	12737 Garvey Avenue	Baldwin Park	CA	91706	Los Angeles
15.18		Extra Space VRS - Flanders, NJ	115 Bartley Road	Flanders	NJ	07836	Morris
15.19		Extra Space VRS - Clute, TX	807 Brazos Park Drive	Clute	TX	77531	Brazoria
15.2		Extra Space VRS - Memphis (Gateway Drive), TN	1235 Gateway Drive	Memphis	TN	38116	Shelby
15.21		Extra Space VRS - Joliet, IL	3481 Mall Loop Road	Joliet	IL	60431	Will
15.22		Extra Space VRS - Memphis (Madison Avenue), TN	1075 Madison Avenue	Memphis	TN	38104	Shelby
16	1	City Place Retail Center	SWC 6th Street and Long Beach Boulevard and SEC 6th Street and Pine Avenue	Long Beach	CA	90802	Los Angeles
17	1	110 North Wacker Drive	110 North Wacker Drive	Chicago	IL	60606	Cook
18	1	Park Place II	4726 Natomas Boulevard	Sacramento	CA	95835	Sacramento
20	1	The Hinman Pool	Various	Various	Various	Various	Various
20.01		Abbott Center	1400 & 1500 Abbott Road	East Lansing	MI	48823	Ingham
20.02		Glenwood Hills Corporate Center	3196 Kraft Avenue SE	Grand Rapids	MI	49512	Kent
20.03		Trestlebridge Office Center	5148, 5220, 5228, 5250 Lovers Lane	Portage	MI	49002	Kalamazoo
20.04		Fifth Third Bank Building	67 Michigan Avenue	Battle Creek	MI	49017	Calhoun
20.05		77 Monroe Center	77 Monroe Center	Grand Rapids	MI	49503	Kent
20.06		Bolingbrook Commons	324-396 South Bolingbrook Drive	Bolingbrook	IL	60440	Will
20.07		Capital Center	2545 Capital Avenue	Battle Creek	MI	49015	Calhoun
21	1	Taurus Pool	Various	Various	Various	Various	Various
21.01		Shelton Technology Center	30, 50, and 70 Technology Center Drive	Shelton	CT	06484	Fairfield
21.02		IVAX Warehouse Facility	100 Precision Drive	Walton	KY	41094	Kenton
21.03		CEC Entertainment Facility	4441 West Airport Freeway	Irving	TX	75062	Dallas
21.04		Comcast Building	55 Concord Street	North Reading	MA	01864	Middlesex
21.05		Nashua Village	590 Amherst Street	Nashua	NH	03063	Hillsborough
21.06		Wal-Mart - West Point, MS	1445 Highway 45A North	West Point	MS	39773	Clay
22	1	Embassy Suites & Casino - San Juan, PR(4)	8000 Calle Tartak	Carolina	PR	00979	San Juan
23	2	The Reserve Pool(5)	Various	Little Rock	AR	72211	Pulaski
23.01		The Reserve at Greenwood Apartments	1602 Green Mountain Drive	Little Rock	AR	72211	Pulaski
23.02		The Reserve at Foxrun Apartments(3)	1912 Green Mountain Road	Little Rock	AR	72211	Pulaski
23.03		The Reserve at Walnut Ridge Apartments	1601 North Shackleford Road	Little Rock	AR	72211	Pulaski
25	1	Cayman Bay Apartments	2701 North Rainbow Boulevard	Las Vegas	NV	89108	Clark
26	1	The Lexington Apartments	510-512 Old Hickory Boulevard	Nashville	TN	37209	Davidson
28	1	San Palmilla Apartments	750 West Baseline Road	Tempe	AZ	85282	Maricopa
29	1	Centrum North	1120 West La Veta	Orange	CA	92868	Orange
30	1	Marriott Courtyard - Burbank, CA	2100 Empire Avenue	Burbank	CA	91504	Los Angeles
31	1	Brook Arbor Apartments	200 Brook Arbor Drive	Cary	NC	27519	Wake
33	1	The Prescott Hotel & Postrio Restaurant	545 Post Street	San Francisco	CA	94102	San Francisco
34	1	Dadeland Centre I	9255 South Dadeland Boulevard	Miami	FL	33156	Miami-Dade
35	1	FBI Office Building	1100 18th Street North	Birmingham	AL	35203	Jefferson
36	1	Meridian Bank Tower	3550 North Central Avenue	Phoenix	AZ	85012	Maricopa
37	1	Palmetto Pointe Apartments	3919 Carnegie Avenue	Myrtle Beach	SC	29588	Horry
39	1	Airport Boulevard Pool	Various	Morrisville	NC	27560	Wake
39.01		Holiday Inn Express - Morrisville, NC	1014 Airport Boulevard	Morrisville	NC	27560	Wake
39.02		Hampton Inn - Morrisville, NC	1010 Airport Boulevard	Morrisville	NC	27560	Wake
39.03		Staybridge Inn - Morrisville, NC	1012 Airport Boulevard	Morrisville	NC	27560	Wake
40	2	Palisades Apartments	3201 East Hargrove Road	Tuscaloosa	AL	35405	Tuscaloosa
41	1	Abbott Laboratories	1850 Norman Drive North	Waukegan	IL	60085	Lake
42	2	Excalibur Apartments	123 112th Avenue NE	Bellevue	WA	98004	King
44	1	Hilton - Longboat Key, FL(6)	4711 Gulf of Mexico Drive	Longboat Key	FL	34228	Manatee
45	1	Presidential Tower	302 East John Street	Champaign	IL	61820	Champaign
47	1	Wal-Mart Way Crossing	1434, 1437, 1445 Sam’s Drive	City of Chesapeake	VA	23321	Chesapeake City
48	2	Briarwood North Apartments	7398 Dakin Street	Denver	CO	80221	Adams
49	1	BJ’s Wholesale Club	4000 Nesconset Highway	East Setauket	NY	11733	Suffolk
50	1	Border Patrol Facility	3902 South Expressway 77	Harlingen	TX	78552	Cameron
51	1	Extra Space - Bethesda, MD	5140 River Road	Bethesda	MD	20816	Montgomery
53	1	Valassis Communications World Headquarters	19975 Victor Parkway	Livonia	MI	48152	Wayne
55	1	Pleasant Hills MHP	234 Hill Drive	Hamburg	PA	19526	Berks
58	1	Loganville Town Center	4253 Atlanta Highway	Loganville	GA	30052	Walton
59	1	Lawrenceville Town Center(7)	GA Highway 20 & Gwinnett Drive SW	Lawrenceville	GA	30045	Gwinnett
61	1	Deer Run MHP	Birdell Road & Route 322	Honey Brook	PA	19344	Chester
62	1	Cedar Manor MHP	94 Cedar Manor	Elizabethtown	PA	17022	Dauphin
63	1	Lowe’s - Windham, ME(3)	Manchester Drive	Windham	ME	04062	Cumberland
64	1	Extra Space - Oceanside, CA	4567 Oceanside Boulevard	Oceanside	CA	92056	San Diego
66	1	Extra Space - Arnold, MD	1699 Baltimore Annapolis Boulevard	Arnold	MD	21012	Anne Arundel
68	1	The Orchards Apartments	5034 West Bullard Avenue	Fresno	CA	93722	Fresno
72	1	Tarzana Tower	18321 Ventura Boulevard	Los Angeles	CA	91356	Los Angeles
73	1	Addison Place Retail Center	16950 Jog Road	Delray Beach	FL	33446	Palm Beach
74	1	Atrium of Grand Valley	3260 North 12th Street	Grand Junction	CO	81506	Mesa
75	1	Germantown Plaza Shopping Center	18736 County Line Road	Germantown	WI	53022	Washington
76	1	Extra Space - Columbia, MD	10400 Old Columbia Road	Columbia	MD	21046	Howard
77	1	Century Plaza	3560 W Century Boulevard	Inglewood	CA	90303	Los Angeles
78	1	Grayson Village MHP	17240 Dumfries Road	Dumfries	VA	22026	Prince William
79	2	The Woodlands of Tyler Apartment Homes	400 Grande Boulevard	Tyler	TX	75703	Smith
80	1	New Market Crossing Shopping Center	715 West Independence Boulevard	Mount Airy	NC	27030	Surry
81	1	1500 Building	1500 N.W. 49th Street	Fort Lauderdale	FL	33309	Broward
82	2	Suncoast Place Apartments	999 NE 167th Street	North Miami Beach	FL	33162	Miami-Dade
84	1	Extra Space - Phoenix, AZ	3770 East Bell Road	Phoenix	AZ	85032	Maricopa
85	1	Indian Creek MHP	3524 Sherman Drive	Macungie	PA	18062	Lehigh
86	1	Keystone Ridge Apartments	14209 103rd Avenue Court East	Puyallup	WA	98374	Pierce
87	1	Extra Space - Johnston, RI	1640 Hartford Avenue	Johnston	RI	02919	Providence
89	1	Horizon Plaza	3825 East Calumet Street	Appleton	WI	54915	Calumet
91	1	Brookhaven MHP	332 Gosling Drive	York	PA	17402	York
92	1	Las Colinas Village Retirement Center	500 Paisano Road NE	Albuquerque	NM	87123	Bernalillo
93	1	Barry Health Center	28500 Orchard Lake Road	Farmington Hills	MI	48334	Oakland
94	1	Mill Creek MHP	Dustin Road	York	PA	17402	York
96	1	Extra Space - Falls Church, VA	5821 Seminary Road	Falls Church	VA	22041	Fairfax
97	2	Stanford Oaks Apartments	2035 Idlewood Road	Tucker	GA	30084	De Kalb
99	1	Extra Space - Hemet, CA	750 South Sanderson Avenue	Hemet	CA	92545	Riverside
102	1	Spanish Mission Apartments	422 Connell Road	Valdosta	GA	31602	Lowndes
104	1	Newberry Farms MHP	700 Cassel Road	Manchester	PA	17345	York
107	1	Meadowview MHP	2900 Oakland Road	Dover	PA	17315	York
108	1	Walgreens - Salt Lake City, UT	531 East 400 SOuth	Salt Lake City	UT	84102	Salt Lake
110	2	Regency Apartments	1251 McDaniel Lane Southeast	Lacey	WA	98503	Thurston
111	1	Antioch Crossing Shopping Center	Route 173/Deep Lake Road	Antioch	IL	60002	Lake
112	1	Walgreens - Sandy, UT	9426 South 700 Street	Sandy	UT	84070	Salt Lake
114	1	Lynnhaven Square Shopping Center	2077 Lynnhaven Parkway	Virginia Beach	VA	23451	Virginia Beach City
117	1	Fairfield Inn & Suites - Winston Salem, NC	1680 Westbrook Plaza Drive	Winston Salem	NC	27103	Forsyth
119	1	Extra Space - Chicago (South Wabash Avenue), IL	1255 South Wabash Avenue	Chicago	IL	60605	Cook
120	1	Extra Space - Fort Myers, FL	16590 San Carlos Boulevard	Fort Myers	FL	33908	Lee
124	1	Holiday Inn Express - Richmond, VA	9933 Mayland Drive	Richmond	VA	23233	Henrico
125	1	City Center Retail	200-240 MAC and 301 East Grand River Avenues	East Lansing	MI	48933	Ingham
126	1	Extra Space - Sacramento, CA	5770 Auburn Boulevard	Sacramento	CA	95841	Sacramento
127	1	Walgreens - Waldorf, MD	25 High Street	Waldorf	MD	20602	Charles
128	1	West Park Place Building III	2700-2736 NC Highway 55 W	Cary	NC	27519	Wake
130	1	Extra Space - Towson, MD	1 East Joppa Road	Towson	MD	21286	Baltimore
133	1	Fairfield Inn & Suites - Charlottesville, VA	577 Branchlands Boulevard	Charlottesville	VA	22901	Albemarle
134	1	Extra Space - West Palm Beach, FL	7285 Southern Boulevard	West Palm Beach	FL	33413	Palm Beach
139	1	CVS - Independence, MO	1545 East 23rd Street	Independence	MO	64055	Jackson
141	1	Newberry Estates MHP	3050 Old Trail Road	Etters	PA	17370	York
142	1	CVS - Chicago, IL	4800 North Damen Avenue	Chicago	IL	60625	Cook
143	1	Value Self Storage - Sarasota, FL (Honore)	5150 University Parkway	Sarasota	FL	34243	Sarasota
144	1	Eckerd - Spartanburg, SC	4010 Anderson Mill Road	Spartanburg	SC	29301	Spartanburg
145	1	Extra Space - Watsonville, CA	1478 Freedom Boulevard	Watsonville	CA	95076	Santa Cruz
146	1	Walgreens - Midvale, UT	7203 South State Street	Midvale	UT	84047	Salt Lake
148	1	Walgreens - Chester, VA	4238 West Hundred Road	Chester	VA	23831	Chesterfield
149	1	331 South Rio Grande Street	331 South Rio Grande Street	Salt Lake City	UT	84101	Salt Lake
150	1	Walgreens - New Bern, NC	2001 Neuse Boulevard	New Bern	NC	28560	Craven
151	1	Extra Space - Chicago (West Addison Street), IL	4400 West Addison Street	Chicago	IL	60641	Cook
152	1	CVS - Lago Vista, TX	20601 FM 1431	Lago Vista	TX	78645	Travis
153	1	Holiday Inn Express - Durham, NC	2516 Guess Road	Durham	NC	27705	Durham
154	1	Eckerd - Travelers Rest, SC	6505 State Park Road	Travelers Rest	SC	29690	Greenville
158	1	Walgreens - Staten Island, NY	758 Arthur Kill Road	Staten Island	NY	10312	Richmond
161	1	Extra Space - Louisville, KY	5807 Bardstown Road	Louisville	KY	40291	Jefferson
163	1	Hampton Inn - Cornelius, NC	19501 Statesville Road	Cornelius	NC	28031	Mecklenburg
164	1	Extra Space - Chicago (West Harrison Street), IL	707 West Harrison Street	Chicago	IL	60607	Cook
165	1	Extra Space - Columbus, OH	2160 Innis Road	Columbus	OH	43224	Franklin
166	1	Northwood Manor MHP	3050 York Haven Road	York Haven	PA	17370	York
168	2	Wellington Place Apartments	3002, 3004, 3102, & 3104 Edward Hoffman Drive	Champaign	IL	61820	Champaign
169	1	Value Self Storage - Sarasota, FL (University Square)	3265 University Parkway	Sarasota	FL	34243	Manatee
171	1	Eckerd - Hayes, VA	2460 George Washington Memorial Highway	Hayes	VA	23072	Gloucester
174	1	Best Buy - Tupelo, MS	3040 North Gloster Street	Tupelo	MS	38804	Lee
175	1	Extra Space - Cordova, TN	900 North Germantown Parkway	Cordova	TN	38018	Shelby
177	1	Ashford Hills Apartments	95 Varga Road	Ashford	CT	06278	Windham
178	1	975 Morris Park Avenue	975 Morris Park Avenue	Bronx	NY	10462	Bronx
180	1	Walgreens - Wilson, NC	2653 Ward Boulevard	Wilson	NC	27896	Wilson
185	1	Value Self Storage - Holiday, FL	3118 US Highway 19	Holiday	FL	34691	Pasco
186	1	Citadel International	5950 Hazeltine National Drive	Orlando	FL	32822	Orange
190	1	Extra Space - Mount Clemens, MI	24651 North River Road	Mount Clemens	MI	48043	Macomb
192	1	Madison Square	2501-2589 Atlanta Highway	Montgomery	AL	36107	Montgomery
195	1	Alpine Self Storage - Eagle, CO	800 & 824 Chambers Avenue	Eagle	CO	81631	Eagle
197	1	Stor-All - Duluth, GA	2423 Pleasant Hill Road	Duluth	GA	30096	Gwinnett
198	1	Advance Auto Parts - Cincinnati, OH	5304 Glenway Avenue	Cincinnati	OH	45238	Hamilton
200	1	Value Self Storage - Venice, FL	3000 South Tamiami Trail	Venice	FL	34293	Sarasota
201	1	CVS - Whiteville, NC	902 North J.K. Powell Boulevard	Whiteville	NC	38401	Columbus
204	1	Extra Space - Grandville, MI	4438 Spartan Industrial Drive SW	Grandville	MI	49418	Kent
207	1	Rite Aid - St. Marys, OH	1502 Executive Drive	Saint Marys	OH	45885	Auglaize
209	1	Tractor Supply - Woodstock, VA	541 West Reservoir Road	Woodstock	VA	22664	Shenandoah
213	1	Extra Space - Kent, OH	950 Cherry Street	Kent	OH	44240	Portage
214	1	Addison Place Bank Out Parcel	16950 Jog Road	Delray Beach	FL	33446	Palm Beach
216	1	Tractor Supply - Glasgow, KY	3300 Veterans Outer Loop	Glasgow	KY	42141	Barren
223	1	Tractor Supply - Paducah, KY	5525 US Highway 60 West	Paducah	KY	42001	Mccracken
224	1	Extra Space - Grandview, MO	14300 South US Highway 71	Grandview	MO	64030	Jackson

Mortgage Loan Number	Loan Group Number	Property Name	Cut-Off Date Loan Balance ($)	Monthly P&I Payments ($)	Grace Days	Mortgage Rate (%)	Number of Units	Unit of Measure

1	1	85 Tenth Avenue	200,000,000.00	IO		5.2600%	597,953	Sq. Ft.
3	1	1000 & 1100 Wilson(2)	182,500,000.00	IO		4.9700%	1,069,563	Sq. Ft.
4	1	Abbey Pool	142,625,000.00	78228856.2695%		5.1900%	1,715,219	Sq. Ft.
4.01		Transpark Office Complex					208,975	Sq. Ft.
4.02		Colton Courtyard					122,082	Sq. Ft.
4.03		Sierra Gateway Business Center					131,917	Sq. Ft.
4.04		10th Street Commerce Center					96,567	Sq. Ft.
4.05		Transpark Industrial Complex					218,261	Sq. Ft.
4.06		Palmdale Place Commerce Center					85,152	Sq. Ft.
4.07		Fresno Industrial Center					265,085	Sq. Ft.
4.08		Nevada Street Plaza					126,292	Sq. Ft.
4.09		Tozai Plaza					39,349	Sq. Ft.
4.1		Upland Commerce Center					47,545	Sq. Ft.
4.11		Rancho Carmel Commerce Center					26,978	Sq. Ft.
4.12		Braden Court					29,987	Sq. Ft.
4.13		Airpark Plaza					86,334	Sq. Ft.
4.14		30th Street Commerce Center					33022	Sq. Ft.
4.15		Atlantic Plaza					31281	Sq. Ft.
4.16		Diamond Bar Commerce Center					20528	Sq. Ft.
4.17		Goodrich Office Park					26200	Sq. Ft.
4.18		Garden Grove Town Center					12560	Sq. Ft.
4.19		Anaheim Stadium Industrial Park					89616	Sq. Ft.
4.2		25th Street Commerce Center					17488	Sq. Ft.
5	1	Metropolitan Square	125,500,000.00	698,466.86		5.3200%	987300	Sq. Ft.
7	1	Extra Space Teamsters Pool	93,300,000.00	IO		4.7550%	1969198	Sq. Ft.
7.01		Extra Space Teamsters - River Edge, NJ					97790	Sq. Ft.
7.02		Extra Space Teamsters - Los Alamitos, CA					77,269	Sq. Ft.
7.03		Extra Space Teamsters - Secaucus, NJ					105,750	Sq. Ft.
7.04		Extra Space Teamsters - Reston, VA					93,655	Sq. Ft.
7.05		Extra Space Teamsters - Burtonsville, MD					79,750	Sq. Ft.
7.06		Extra Space Teamsters - Santee, CA					83,050	Sq. Ft.
7.07		Extra Space Teamsters - Santa Rosa, CA					96,345	Sq. Ft.
7.08		Extra Space Teamsters - North Lauderdale, FL					80,336	Sq. Ft.
7.09		Extra Space Teamsters - Farmington Hills, MI					80,175	Sq. Ft.
7.1		Extra Space Teamsters - Egg Harbor Township, NJ					75,650	Sq. Ft.
7.11		Extra Space Teamsters - Miramar, FL					115,017	Sq. Ft.
7.12		Extra Space Teamsters - Dallas, TX					59,700	Sq. Ft.
7.13		Extra Space Teamsters - Fall River, MA					76,250	Sq. Ft.
7.14		Extra Space Teamsters - Richmond, VA					69,500	Sq. Ft.
7.15		Extra Space Teamsters - Fallbrook, CA					49,000	Sq. Ft.
7.16		Extra Space Teamsters - Phoenix, AZ					60,750	Sq. Ft.
7.17		Extra Space Teamsters - Salisbury, MA					58,600	Sq. Ft.
7.18		Extra Space Teamsters - Memphis (Winchester Road), TN					71,095	Sq. Ft.
7.19		Extra Space Teamsters - Scotts Valley, CA					31,606	Sq. Ft.
7.2		Extra Space Teamsters - Waterford, MI					46,450	Sq. Ft.
7.21		Extra Space Teamsters - Broomfield, CO					54,725	Sq. Ft.
7.22		Extra Space Teamsters - Louisville, KY					57,486	Sq. Ft.
7.23		Extra Space Teamsters - Saugerties, NY					62,006	Sq. Ft.
7.24		Extra Space Teamsters - Memphis (Kirby Parkway), TN					57,075	Sq. Ft.
7.25		Extra Space Teamsters - Acworth, GA					62,379	Sq. Ft.
7.26		Extra Space Teamsters - Albuquerque, NM					31,650	Sq. Ft.
7.27		Extra Space Teamsters - Pasadena, TX					50,314	Sq. Ft.
7.28		Extra Space Teamsters - Columbus, OH					85,825	Sq. Ft.
8	1	180 Madison Avenue	75,000,000.00	424,901.11		5.4800%	252,503	Sq. Ft.
10	1	Bryan Tower	69,000,000.00	375,059.44		5.1100%	1,122,280	Sq. Ft.
11	1	6116 Executive Boulevard	65,188,000.00	393,334.37		5.3200%	207,055	Sq. Ft.
13	1	Hilton Garden Inn - Washington, DC	61,000,000.00	372,774.12		5.4500%	300	Rooms
14	1	1370 Broadway	60,000,000.00	336,918.48		5.4000%	250,517	Sq. Ft.
15	1	Extra Space VRS Pool	52,100,000.00	IO		4.7550%	1,367,692	Sq. Ft.
15.01		Extra Space VRS - Long Island City, NY					103,617	Sq. Ft.
15.02		Extra Space VRS - Wheaton, MD					92,525	Sq. Ft.
15.03		Extra Space VRS - Long Beach, CA					79,436	Sq. Ft.
15.04		Extra Space VRS - Germantown, MD					82,795	Sq. Ft.
15.05		Extra Space VRS - Lodi, NJ					72,950	Sq. Ft.
15.06		Extra Space VRS - Huntington Beach, CA					63,396	Sq. Ft.
15.07		Extra Space VRS - Davie, FL					87,149	Sq. Ft.
15.08		Extra Space VRS - Beaverton, OR					63,650	Sq. Ft.
15.09		Extra Space VRS - Lincoln Park, MI					87,150	Sq. Ft.
15.1		Extra Space VRS - North Attleborough, MA					70,475	Sq. Ft.
15.11		Extra Space VRS - Las Vegas, NV					51,780	Sq. Ft.
15.12		Extra Space VRS - Campbell, CA					28,508	Sq. Ft.
15.13		Extra Space VRS - Dallas, TX					53,967	Sq. Ft.
15.14		Extra Space VRS - Stone Mountain, GA					81,660	Sq. Ft.
15.15		Extra Space VRS - Miami, FL					36,863	Sq. Ft.
15.16		Extra Space VRS - Albuquerque, NM					49,034	Sq. Ft.
15.17		Extra Space VRS - Baldwin Park, CA					36,378	Sq. Ft.
15.18		Extra Space VRS - Flanders, NJ					24,940	Sq. Ft.
15.19		Extra Space VRS - Clute, TX					59,999	Sq. Ft.
15.2		Extra Space VRS - Memphis (Gateway Drive), TN					50,600	Sq. Ft.
15.21		Extra Space VRS - Joliet, IL					63,450	Sq. Ft.
15.22		Extra Space VRS - Memphis (Madison Avenue), TN					27,370	Sq. Ft.
16	1	City Place Retail Center	51,000,000.00	IO		4.9200%	342,068	Sq. Ft.
17	1	110 North Wacker Drive	48,000,000.00	257,674.38	3 (once a year)	5.0000%	226,750	Sq. Ft.
18	1	Park Place II	44,687,500.00	IO		5.3300%	253,674	Sq. Ft.
20	1	The Hinman Pool	39,000,000.00	206,627.99		4.8850%	702,671	Sq. Ft.
20.01		Abbott Center					111,175	Sq. Ft.
20.02		Glenwood Hills Corporate Center					83,533	Sq. Ft.
20.03		Trestlebridge Office Center					90,454	Sq. Ft.
20.04		Fifth Third Bank Building					112,254	Sq. Ft.
20.05		77 Monroe Center					91,932	Sq. Ft.
20.06		Bolingbrook Commons					178,663	Sq. Ft.
20.07		Capital Center					34,660	Sq. Ft.
21	1	Taurus Pool	38,640,000.00	215,530.54		5.3400%	579,576	Sq. Ft.
21.01		Shelton Technology Center					113,101	Sq. Ft.
21.02		IVAX Warehouse Facility					236,740	Sq. Ft.
21.03		CEC Entertainment Facility					76,500	Sq. Ft.
21.04		Comcast Building					60,000	Sq. Ft.
21.05		Nashua Village					35,250	Sq. Ft.
21.06		Wal-Mart - West Point, MS					57,985	Sq. Ft.
22	1	Embassy Suites & Casino - San Juan, PR(4)	38,200,000.00	226,328.27		5.1350%	299	Rooms
23	2	The Reserve Pool(5)	36,000,000.00	198,570.42		5.2400%	1,039	Units
23.01		The Reserve at Greenwood Apartments					450	Units
23.02		The Reserve at Foxrun Apartments(3)					337	Units
23.03		The Reserve at Walnut Ridge Apartments					252	Units
25	1	Cayman Bay Apartments	33,000,000.00	IO		5.0900%	480	Units
26	1	The Lexington Apartments	32,000,000.00	179,290.56		5.3800%	598	Units
28	1	San Palmilla Apartments	29,550,000.00	IO		4.9500%	372	Units
29	1	Centrum North	27,000,000.00	146,762.39		5.1100%	176,862	Sq. Ft.
30	1	Marriott Courtyard - Burbank, CA	25,500,000.00	156,287.89		5.4800%	190	Rooms
31	1	Brook Arbor Apartments	24,000,000.00	IO		5.1800%	302	Units
33	1	The Prescott Hotel & Postrio Restaurant	23,750,000.00	147,410.06		5.6100%	164	Rooms
34	1	Dadeland Centre I	23,000,000.00	124,031.85		5.0400%	130,373	Sq. Ft.
35	1	FBI Office Building	18,800,000.00	Steps		5.2300%	86,199	Sq. Ft.
36	1	Meridian Bank Tower	18,550,000.00	IO		5.2400%	280,572	Sq. Ft.
37	1	Palmetto Pointe Apartments	18,500,000.00	97,063.09		4.8000%	320	Units
39	1	Airport Boulevard Pool	15,443,544.39	125,172.28		5.3200%	306	Rooms
39.01		Holiday Inn Express - Morrisville, NC					116	Rooms
39.02		Hampton Inn - Morrisville, NC					102	Rooms
39.03		Staybridge Inn - Morrisville, NC					88	Rooms
40	2	Palisades Apartments	15,300,000.00	82,601.88		5.0500%	274	Units
41	1	Abbott Laboratories	15,243,750.00	Steps		5.1100%	131,341	Sq. Ft.
42	2	Excalibur Apartments	15,000,000.00	80,890.34		5.0400%	210	Units
44	1	Hilton - Longboat Key, FL(6)	14,951,768.60	87,863.38		5.0200%	102	Rooms
45	1	Presidential Tower	14,491,000.00	IO		4.9600%	145	Units
47	1	Wal-Mart Way Crossing	13,535,000.00	IO		5.3600%	80,160	Sq. Ft.
48	2	Briarwood North Apartments	13,500,000.00	72,636.02		5.0200%	322	Units
49	1	BJ’s Wholesale Club	13,000,000.00	68,363.74		4.8200%	112,992	Sq. Ft.
50	1	Border Patrol Facility	12,971,956.62	71,705.98		5.2400%	48,250	Sq. Ft.
51	1	Extra Space - Bethesda, MD	12,800,000.00	70,959.81		5.2850%	120,872	Sq. Ft.
53	1	Valassis Communications World Headquarters	12,100,000.00	70,172.56		4.9200%	100,597	Sq. Ft.
55	1	Pleasant Hills MHP	11,440,000.00	64,453.52		5.4300%	354	Pads
58	1	Loganville Town Center	10,794,886.88	57,358.88		4.8900%	77,661	Sq. Ft.
59	1	Lawrenceville Town Center(7)	10,787,727.10	59,972.90		5.3000%	187,276	Sq. Ft.
61	1	Deer Run MHP	9,896,000.00	55755		5.4300%	250	Pads
62	1	Cedar Manor MHP	9,840,000.00	55,439.04		5.4300%	315	Pads
63	1	Lowe’s - Windham, ME(3)	9,702,000.00	53,755.22		5.2800%	169,793	Sq. Ft.
64	1	Extra Space - Oceanside, CA	9,700,000.00	53,774.23		5.2850%	125,548	Sq. Ft.
66	1	Extra Space - Arnold, MD	9,500,000.00	52,665.48		5.2850%	70,430	Sq. Ft.
68	1	The Orchards Apartments	9,200,000.00	50,518.20		5.2000%	96	Units
72	1	Tarzana Tower	9,000,000.00	49,865.70		5.2800%	80,103	Sq. Ft.
73	1	Addison Place Retail Center	8,989,560.60	49,364.40		5.1900%	28,259	Sq. Ft.
74	1	Atrium of Grand Valley	8,706,090.54	69,856.17		5.1100%	144	Units
75	1	Germantown Plaza Shopping Center	8,540,902.07	46,371.36		5.0800%	63,738	Sq. Ft.
76	1	Extra Space - Columbia, MD	8,400,000.00	46,567.38		5.2850%	71,285	Sq. Ft.
77	1	Century Plaza	8,316,566.91	50,015.67		5.2700%	23,442	Sq. Ft.
78	1	Grayson Village MHP	8,080,000.00	45,523.12		5.4300%	156	Pads
79	2	The Woodlands of Tyler Apartment Homes	8,050,000.00	44,302.94		5.2200%	256	Units
80	1	New Market Crossing Shopping Center	8,000,000.00	43,583.57		5.1300%	111,538	Sq. Ft.
81	1	1500 Building	7,991,110.94	45,022.39		5.4200%	97,856	Sq. Ft.
82	2	Suncoast Place Apartments	7,840,000.00	43,341.34		5.2600%	101	Units
84	1	Extra Space - Phoenix, AZ	7,400,000.00	41,023.64		5.2850%	78,765	Sq. Ft.
85	1	Indian Creek MHP	7,320,000.00	41,241.24		5.4300%	193	Pads
86	1	Keystone Ridge Apartments	7,300,000.00	40,582.58		5.3100%	91	Units
87	1	Extra Space - Johnston, RI	7,100,000.00	39,360.52		5.2850%	75,811	Sq. Ft.
89	1	Horizon Plaza	6,973,601.71	45,728.99		5.4900%	73,425	Sq. Ft.
91	1	Brookhaven MHP	6,484,000.00	36,531.17		5.4300%	171	Pads
92	1	Las Colinas Village Retirement Center	6,428,408.28	34,585.59		4.9900%	127	Units
93	1	Barry Health Center	6,420,952.83	36,767.89		5.5500%	27,217	Sq. Ft.
94	1	Mill Creek MHP	6,400,000.00	36,057.91		5.4300%	173	Pads
96	1	Extra Space - Falls Church, VA	6,200,000.00	34,371.16		5.2850%	52,744	Sq. Ft.
97	2	Stanford Oaks Apartments	5,716,324.43	33,555.44		5.7500%	202	Units
99	1	Extra Space - Hemet, CA	5,300,000.00	29,381.80		5.2850%	78,632	Sq. Ft.
102	1	Spanish Mission Apartments	5,044,304.04	28,168.46		5.3400%	150	Units
104	1	Newberry Farms MHP	4,960,000.00	27,728.21		5.3600%	174	Pads
107	1	Meadowview MHP	4,880,000.00	27,494.16		5.4300%	139	Pads
108	1	Walgreens - Salt Lake City, UT	4,809,000.00	IO		5.0900%	14,293	Sq. Ft.
110	2	Regency Apartments	4,789,290.88	26,002.63		5.0800%	69	Units
111	1	Antioch Crossing Shopping Center	4,744,850.75	26,375.22		5.2900%	21,770	Sq. Ft.
112	1	Walgreens - Sandy, UT	4,735,000.00	IO		5.0900%	14,470	Sq. Ft.
114	1	Lynnhaven Square Shopping Center	4,615,000.00	IO		5.3600%	22,933	Sq. Ft.
117	1	Fairfield Inn & Suites - Winston Salem, NC	4,483,568.29	36,269.21		5.2900%	130	Rooms
119	1	Extra Space - Chicago (South Wabash Avenue), IL	4,400,000.00	24392		5.2850%	64,901	Sq. Ft.
120	1	Extra Space - Fort Myers, FL	4,400,000.00	24,392.43		5.2850%	70,775	Sq. Ft.
124	1	Holiday Inn Express - Richmond, VA	4,284,298.58	34,657.25		5.2900%	113	Rooms
125	1	City Center Retail	4,202,739.77	22,998.62		5.1500%	19,231	Sq. Ft.
126	1	Extra Space - Sacramento, CA	4,200,000.00	23,283.69		5.2850%	72,437	Sq. Ft.
127	1	Walgreens - Waldorf, MD	4,200,000.00	23,374.99		5.3200%	14,490	Sq. Ft.
128	1	West Park Place Building III	4,187,615.10	25892		5.5400%	20,350	Sq. Ft.
130	1	Extra Space - Towson, MD	4,100,000.00	22,729.31		5.2850%	84,802	Sq. Ft.
133	1	Fairfield Inn & Suites - Charlottesville, VA	4,085,028.89	33,045.28		5.2900%	121	Rooms
134	1	Extra Space - West Palm Beach, FL	4,000,000.00	22,174.94		5.2850%	70,197	Sq. Ft.
139	1	CVS - Independence, MO	3,629,335.55	20,309.51		5.3500%	13,824	Sq. Ft.
141	1	Newberry Estates MHP	3,520,000.00	19,678.08		5.3600%	106	Pads
142	1	CVS - Chicago, IL	3,496,219.23	20,026.60		5.5700%	10,500	Sq. Ft.
143	1	Value Self Storage - Sarasota, FL (Honore)	3,450,000.00	20,047.94		4.9400%	60,765	Sq. Ft.
144	1	Eckerd - Spartanburg, SC	3,406,000.00	IO		5.5500%	13,824	Sq. Ft.
145	1	Extra Space - Watsonville, CA	3,400,000.00	18,848.70		5.2850%	33,142	Sq. Ft.
146	1	Walgreens - Midvale, UT	3,373,000.00	IO		5.0200%	14,749	Sq. Ft.
148	1	Walgreens - Chester, VA	3,300,000.00	17,998.54		5.1400%	14,820	Sq. Ft.
149	1	331 South Rio Grande Street	3,289,400.88	18,079.91		5.1800%	46,331	Sq. Ft.
150	1	Walgreens - New Bern, NC	3,240,270.08	19,860.92		5.4500%	14,259	Sq. Ft.
151	1	Extra Space - Chicago (West Addison Street), IL	3,200,000.00	17,739.95		5.2850%	71,610	Sq. Ft.
152	1	CVS - Lago Vista, TX	3,151,000.00	IO		5.4200%	13,813	Sq. Ft.
153	1	Holiday Inn Express - Durham, NC	3,138,497.80	25,388.45		5.2900%	79	Rooms
154	1	Eckerd - Travelers Rest, SC	3,137,000.00	IO		5.6300%	13,813	Sq. Ft.
158	1	Walgreens - Staten Island, NY	3,096,574.84	17,504.33		5.4500%	13,650	Sq. Ft.
161	1	Extra Space - Louisville, KY	3,000,000.00	16,631.21		5.2850%	61,090	Sq. Ft.
163	1	Hampton Inn - Cornelius, NC	2,989,045.53	24,179.47		5.2900%	116	Rooms
164	1	Extra Space - Chicago (West Harrison Street), IL	2,900,000.00	16,076.83		5.2850%	48,768	Sq. Ft.
165	1	Extra Space - Columbus, OH	2,900,000.00	16,076.83		5.2850%	89,250	Sq. Ft.
166	1	Northwood Manor MHP	2,880,000.00	16,226.06		5.4300%	103	Pads
168	2	Wellington Place Apartments	2,873,774.15	15,867.81		5.2300%	51	Units
169	1	Value Self Storage - Sarasota, FL (University Square)	2,850,000.00	16,561.34		4.9400%	49,929	Sq. Ft.
171	1	Eckerd - Hayes, VA	2,773,000.00	IO		5.5500%	13,813	Sq. Ft.
174	1	Best Buy - Tupelo, MS	2,707,000.00	IO		5.5700%	20,000	Sq. Ft.
175	1	Extra Space - Cordova, TN	2,700,000.00	14,968.08		5.2850%	72,685	Sq. Ft.
177	1	Ashford Hills Apartments	2,600,000.00	13,989.16		5.0200%	52	Units
178	1	975 Morris Park Avenue	2,597,067.43	14,502.57		5.3400%	13,000	Sq. Ft.
180	1	Walgreens - Wilson, NC	2,529,106.52	14,013.18		5.2700%	14,490	Sq. Ft.
185	1	Value Self Storage - Holiday, FL	2,300,000.00	13,365.29		4.9400%	72,389	Sq. Ft.
186	1	Citadel International	2,285,346.14	24,620.53		5.2000%	129,703	Sq. Ft.
190	1	Extra Space - Mount Clemens, MI	2,100,000.00	11,641.84		5.2850%	44,500	Sq. Ft.
192	1	Madison Square	2,055,000.00	11,732.61		5.5500%	28,200	Sq. Ft.
195	1	Alpine Self Storage - Eagle, CO	1,996,779.62	12,020.38		5.2800%	56,828	Sq. Ft.
197	1	Stor-All - Duluth, GA	1,850,000.00	9,908.60		4.9800%	63,425	Sq. Ft.
198	1	Advance Auto Parts - Cincinnati, OH	1,800,000.00	10,017.85		5.3200%	6,720	Sq. Ft.
200	1	Value Self Storage - Venice, FL	1,750,000.00	10,169.24		4.9400%	49,119	Sq. Ft.
201	1	CVS - Whiteville, NC	1,736,000.00	IO		5.2700%	10,055	Sq. Ft.
204	1	Extra Space - Grandville, MI	1,700,000.00	9,424.35		5.2850%	59,716	Sq. Ft.
207	1	Rite Aid - St. Marys, OH	1,687,000.00	IO		5.6400%	14,335	Sq. Ft.
209	1	Tractor Supply - Woodstock, VA	1,658,000.00	IO		5.4500%	22,670	Sq. Ft.
213	1	Extra Space - Kent, OH	1,500,000.00	8,315.60		5.2850%	59,829	Sq. Ft.
214	1	Addison Place Bank Out Parcel	1,498,260.10	8,227.40		5.1900%	4,117	Sq. Ft.
216	1	Tractor Supply - Glasgow, KY	1,388,000.00	IO		5.5300%	21,688	Sq. Ft.
223	1	Tractor Supply - Paducah, KY	1,187,000.00	IO		5.6400%	21,688	Sq. Ft.
224	1	Extra Space - Grandview, MO	1,100,000.00	6,098.11		5.2850%	61,780	Sq. Ft.

Mortgage Loan Number	Loan Group Number	Property Name	Original Term to Maturity or ARD (Mos.)	Remaining Term to Maturity or ARD (Mos.)	Maturity Date or ARD	Original Amort Term (Mos.)	Remaining Amort Term (Mos.)	Ground Lease

1	1	85 Tenth Avenue	120	118	08/11/15	IO	IO	Fee
3	1	1000 & 1100 Wilson(2)	60	57	07/11/10	IO	IO	Fee
4	1	Abbey Pool	120	120	10/11/15	360	360	Various
4.01		Transpark Office Complex						Fee
4.02		Colton Courtyard						Fee
4.03		Sierra Gateway Business Center						Fee
4.04		10th Street Commerce Center						Fee
4.05		Transpark Industrial Complex						Fee
4.06		Palmdale Place Commerce Center						Fee
4.07		Fresno Industrial Center						Fee
4.08		Nevada Street Plaza						Fee
4.09		Tozai Plaza						Fee
4.1		Upland Commerce Center						Fee
4.11		Rancho Carmel Commerce Center						Fee
4.12		Braden Court						Fee
4.13		Airpark Plaza						Fee
4.14		30th Street Commerce Center						Fee
4.15		Atlantic Plaza						Fee
4.16		Diamond Bar Commerce Center						Fee
4.17		Goodrich Office Park						Fee
4.18		Garden Grove Town Center						Fee
4.19		Anaheim Stadium Industrial Park						Leasehold
4.2		25th Street Commerce Center						Fee
5	1	Metropolitan Square	120	118	08/11/15	360	360	Fee
7	1	Extra Space Teamsters Pool	84	82	08/11/12	IO	IO	Various
7.01		Extra Space Teamsters - River Edge, NJ						Fee
7.02		Extra Space Teamsters - Los Alamitos, CA						Fee
7.03		Extra Space Teamsters - Secaucus, NJ						Fee
7.04		Extra Space Teamsters - Reston, VA						Fee
7.05		Extra Space Teamsters - Burtonsville, MD						Fee
7.06		Extra Space Teamsters - Santee, CA						Fee
7.07		Extra Space Teamsters - Santa Rosa, CA						Fee
7.08		Extra Space Teamsters - North Lauderdale, FL						Fee
7.09		Extra Space Teamsters - Farmington Hills, MI						Leasehold
7.1		Extra Space Teamsters - Egg Harbor Township, NJ						Fee
7.11		Extra Space Teamsters - Miramar, FL						Fee
7.12		Extra Space Teamsters - Dallas, TX						Fee
7.13		Extra Space Teamsters - Fall River, MA						Fee
7.14		Extra Space Teamsters - Richmond, VA						Fee
7.15		Extra Space Teamsters - Fallbrook, CA						Fee
7.16		Extra Space Teamsters - Phoenix, AZ						Fee
7.17		Extra Space Teamsters - Salisbury, MA						Fee
7.18		Extra Space Teamsters - Memphis (Winchester Road), TN						Fee
7.19		Extra Space Teamsters - Scotts Valley, CA						Fee
7.2		Extra Space Teamsters - Waterford, MI						Fee
7.21		Extra Space Teamsters - Broomfield, CO						Fee
7.22		Extra Space Teamsters - Louisville, KY						Fee
7.23		Extra Space Teamsters - Saugerties, NY						Fee
7.24		Extra Space Teamsters - Memphis (Kirby Parkway), TN						Fee
7.25		Extra Space Teamsters - Acworth, GA						Fee
7.26		Extra Space Teamsters - Albuquerque, NM						Fee
7.27		Extra Space Teamsters - Pasadena, TX						Fee
7.28		Extra Space Teamsters - Columbus, OH						Fee
8	1	180 Madison Avenue	120	119	09/11/15	360	360	Fee
10	1	Bryan Tower	60	60	10/11/10	360	360	Both
11	1	6116 Executive Boulevard	120	119	09/11/15	300	300	Fee
13	1	Hilton Garden Inn - Washington, DC	120	120	10/11/15	300	300	Fee
14	1	1370 Broadway	120	120	10/11/15	360	360	Fee
15	1	Extra Space VRS Pool	84	82	08/11/12	IO	IO	Fee
15.01		Extra Space VRS - Long Island City, NY						Fee
15.02		Extra Space VRS - Wheaton, MD						Fee
15.03		Extra Space VRS - Long Beach, CA						Fee
15.04		Extra Space VRS - Germantown, MD						Fee
15.05		Extra Space VRS - Lodi, NJ						Fee
15.06		Extra Space VRS - Huntington Beach, CA						Fee
15.07		Extra Space VRS - Davie, FL						Fee
15.08		Extra Space VRS - Beaverton, OR						Fee
15.09		Extra Space VRS - Lincoln Park, MI						Fee
15.1		Extra Space VRS - North Attleborough, MA						Fee
15.11		Extra Space VRS - Las Vegas, NV						Fee
15.12		Extra Space VRS - Campbell, CA						Fee
15.13		Extra Space VRS - Dallas, TX						Fee
15.14		Extra Space VRS - Stone Mountain, GA						Fee
15.15		Extra Space VRS - Miami, FL						Fee
15.16		Extra Space VRS - Albuquerque, NM						Fee
15.17		Extra Space VRS - Baldwin Park, CA						Fee
15.18		Extra Space VRS - Flanders, NJ						Fee
15.19		Extra Space VRS - Clute, TX						Fee
15.2		Extra Space VRS - Memphis (Gateway Drive), TN						Fee
15.21		Extra Space VRS - Joliet, IL						Fee
15.22		Extra Space VRS - Memphis (Madison Avenue), TN						Fee
16	1	City Place Retail Center	120	118	08/11/15	IO	IO	Fee
17	1	110 North Wacker Drive	60	60	10/11/10	360	360	Leasehold
18	1	Park Place II	120	120	11/11/15	IO	IO	Fee
20	1	The Hinman Pool	120	119	09/11/15	360	360	Fee
20.01		Abbott Center						Fee
20.02		Glenwood Hills Corporate Center						Fee
20.03		Trestlebridge Office Center						Fee
20.04		Fifth Third Bank Building						Fee
20.05		77 Monroe Center						Fee
20.06		Bolingbrook Commons						Fee
20.07		Capital Center						Fee
21	1	Taurus Pool	120	119	09/11/15	360	360	Fee
21.01		Shelton Technology Center						Fee
21.02		IVAX Warehouse Facility						Fee
21.03		CEC Entertainment Facility						Fee
21.04		Comcast Building						Fee
21.05		Nashua Village						Fee
21.06		Wal-Mart - West Point, MS						Fee
22	1	Embassy Suites & Casino - San Juan, PR(4)	84	83	09/11/12	300	300	Fee
23	2	The Reserve Pool(5)	120	120	10/11/15	360	360	Fee
23.01		The Reserve at Greenwood Apartments						Fee
23.02		The Reserve at Foxrun Apartments(3)						Fee
23.03		The Reserve at Walnut Ridge Apartments						Fee
25	1	Cayman Bay Apartments	60	58	08/11/10	IO	IO	Fee
26	1	The Lexington Apartments	60	59	09/11/10	360	360	Fee
28	1	San Palmilla Apartments	120	118	08/11/15	IO	IO	Fee
29	1	Centrum North	120	118	08/11/15	360	360	Fee
30	1	Marriott Courtyard - Burbank, CA	120	119	09/11/15	300	300	Fee
31	1	Brook Arbor Apartments	60	56	06/11/10	IO	IO	Fee
33	1	The Prescott Hotel & Postrio Restaurant	120	120	10/11/15	300	300	Both
34	1	Dadeland Centre I	120	118	08/11/15	360	360	Leasehold
35	1	FBI Office Building	120	119	09/11/15	Varies	Varies	Fee
36	1	Meridian Bank Tower	60	60	10/11/10	IO	IO	Both
37	1	Palmetto Pointe Apartments	120	118	08/11/15	360	360	Fee
39	1	Airport Boulevard Pool	120	119	09/11/15	180	179	Fee
39.01		Holiday Inn Express - Morrisville, NC						Fee
39.02		Hampton Inn - Morrisville, NC						Fee
39.03		Staybridge Inn - Morrisville, NC						Fee
40	2	Palisades Apartments	120	120	10/11/15	360	360	Fee
41	1	Abbott Laboratories	120	118	08/11/15	Varies	Varies	Fee
42	2	Excalibur Apartments	120	120	10/11/15	360	360	Fee
44	1	Hilton - Longboat Key, FL(6)	120	118	08/11/15	300	298	Fee
45	1	Presidential Tower	120	119	09/11/15	IO	IO	Fee
47	1	Wal-Mart Way Crossing	120	118	08/11/15	IO	IO	Fee
48	2	Briarwood North Apartments	120	118	08/11/15	360	360	Fee
49	1	BJ’s Wholesale Club	120	119	09/11/15	360	360	Fee
50	1	Border Patrol Facility	120	118	08/11/15	360	358	Fee
51	1	Extra Space - Bethesda, MD	120	118	08/11/15	360	360	Both
53	1	Valassis Communications World Headquarters	120	118	08/11/15	300	300	Fee
55	1	Pleasant Hills MHP	120	120	10/11/15	360	360	Fee
58	1	Loganville Town Center	120	118	08/11/15	360	358	Fee
59	1	Lawrenceville Town Center(7)	120	119	09/11/15	360	359	Fee
61	1	Deer Run MHP	120	120	10/11/15	360	360	Fee
62	1	Cedar Manor MHP	120	120	10/11/15	360	360	Fee
63	1	Lowe’s - Windham, ME(3)	120	119	09/11/15	360	360	Fee
64	1	Extra Space - Oceanside, CA	120	118	08/11/15	360	360	Fee
66	1	Extra Space - Arnold, MD	120	118	08/11/15	360	360	Fee
68	1	The Orchards Apartments	120	118	08/11/15	360	360	Both
72	1	Tarzana Tower	120	120	10/11/15	360	360	Fee
73	1	Addison Place Retail Center	120	119	09/11/15	360	359	Fee
74	1	Atrium of Grand Valley	180	178	08/11/20	180	178	Fee
75	1	Germantown Plaza Shopping Center	120	118	08/11/15	360	358	Fee
76	1	Extra Space - Columbia, MD	120	118	08/11/15	360	360	Fee
77	1	Century Plaza	120	119	09/11/15	300	299	Fee
78	1	Grayson Village MHP	120	120	10/11/15	360	360	Fee
79	2	The Woodlands of Tyler Apartment Homes	120	119	09/11/15	360	360	Fee
80	1	New Market Crossing Shopping Center	120	120	10/11/15	360	360	Fee
81	1	1500 Building	60	59	09/11/10	360	359	Fee
82	2	Suncoast Place Apartments	120	120	11/11/15	360	360	Fee
84	1	Extra Space - Phoenix, AZ	120	118	08/11/15	360	360	Fee
85	1	Indian Creek MHP	120	120	10/11/15	360	360	Fee
86	1	Keystone Ridge Apartments	120	120	10/11/15	360	360	Fee
87	1	Extra Space - Johnston, RI	120	118	08/11/15	360	360	Fee
89	1	Horizon Plaza	120	118	08/11/15	264	262	Fee
91	1	Brookhaven MHP	120	120	10/11/15	360	360	Fee
92	1	Las Colinas Village Retirement Center	120	117	07/11/15	360	357	Fee
93	1	Barry Health Center	120	117	07/11/15	360	357	Fee
94	1	Mill Creek MHP	120	120	10/11/15	360	360	Fee
96	1	Extra Space - Falls Church, VA	120	118	08/11/15	360	360	Fee
97	2	Stanford Oaks Apartments	120	114	04/11/15	360	354	Fee
99	1	Extra Space - Hemet, CA	120	118	08/11/15	360	360	Fee
102	1	Spanish Mission Apartments	120	119	09/11/15	360	359	Fee
104	1	Newberry Farms MHP	120	120	10/11/15	360	360	Fee
107	1	Meadowview MHP	120	120	10/11/15	360	360	Fee
108	1	Walgreens - Salt Lake City, UT	120	117	07/11/15	IO	IO	Fee
110	2	Regency Apartments	120	118	08/11/15	360	358	Fee
111	1	Antioch Crossing Shopping Center	120	118	08/11/15	360	358	Fee
112	1	Walgreens - Sandy, UT	120	117	07/11/15	IO	IO	Fee
114	1	Lynnhaven Square Shopping Center	120	118	08/11/15	IO	IO	Fee
117	1	Fairfield Inn & Suites - Winston Salem, NC	120	119	09/11/15	180	179	Fee
119	1	Extra Space - Chicago (South Wabash Avenue), IL	120	118	08/11/15	360	360	Fee
120	1	Extra Space - Fort Myers, FL	120	118	08/11/15	360	360	Fee
124	1	Holiday Inn Express - Richmond, VA	120	119	09/11/15	180	179	Fee
125	1	City Center Retail	120	118	08/11/15	360	358	Fee
126	1	Extra Space - Sacramento, CA	120	118	08/11/15	360	360	Fee
127	1	Walgreens - Waldorf, MD	120	119	09/11/15	360	360	Fee
128	1	West Park Place Building III	120	118	08/11/15	300	298	Fee
130	1	Extra Space - Towson, MD	120	118	08/11/15	360	360	Fee
133	1	Fairfield Inn & Suites - Charlottesville, VA	120	119	09/11/15	180	179	Fee
134	1	Extra Space - West Palm Beach, FL	120	118	08/11/15	360	360	Fee
139	1	CVS - Independence, MO	120	118	08/11/15	360	358	Fee
141	1	Newberry Estates MHP	120	120	10/11/15	360	360	Fee
142	1	CVS - Chicago, IL	120	119	09/11/15	360	359	Fee
143	1	Value Self Storage - Sarasota, FL (Honore)	120	119	09/11/15	300	300	Fee
144	1	Eckerd - Spartanburg, SC	120	117	07/11/15	IO	IO	Fee
145	1	Extra Space - Watsonville, CA	120	118	08/11/15	360	360	Fee
146	1	Walgreens - Midvale, UT	120	117	07/11/15	IO	IO	Fee
148	1	Walgreens - Chester, VA	120	120	10/11/15	360	360	Fee
149	1	331 South Rio Grande Street	120	117	07/11/15	360	357	Fee
150	1	Walgreens - New Bern, NC	120	118	08/11/15	300	298	Fee
151	1	Extra Space - Chicago (West Addison Street), IL	120	118	08/11/15	360	360	Fee
152	1	CVS - Lago Vista, TX	120	117	07/11/15	IO	IO	Fee
153	1	Holiday Inn Express - Durham, NC	120	119	09/11/15	180	179	Fee
154	1	Eckerd - Travelers Rest, SC	120	118	08/11/15	IO	IO	Fee
158	1	Walgreens - Staten Island, NY	120	119	09/11/15	360	359	Leasehold
161	1	Extra Space - Louisville, KY	120	118	08/11/15	360	360	Fee
163	1	Hampton Inn - Cornelius, NC	120	119	09/11/15	180	179	Fee
164	1	Extra Space - Chicago (West Harrison Street), IL	120	118	08/11/15	360	360	Fee
165	1	Extra Space - Columbus, OH	120	118	08/11/15	360	360	Fee
166	1	Northwood Manor MHP	120	120	10/11/15	360	360	Fee
168	2	Wellington Place Apartments	120	118	08/11/15	360	358	Fee
169	1	Value Self Storage - Sarasota, FL (University Square)	120	119	09/11/15	300	300	Fee
171	1	Eckerd - Hayes, VA	120	117	07/11/15	IO	IO	Fee
174	1	Best Buy - Tupelo, MS	60	59	09/11/10	IO	IO	Fee
175	1	Extra Space - Cordova, TN	120	118	08/11/15	360	360	Fee
177	1	Ashford Hills Apartments	120	120	10/11/15	360	360	Fee
178	1	975 Morris Park Avenue	120	119	09/11/15	360	359	Fee
180	1	Walgreens - Wilson, NC	120	119	09/11/15	360	359	Leasehold
185	1	Value Self Storage - Holiday, FL	120	119	09/11/15	300	300	Fee
186	1	Citadel International	120	119	09/11/15	120	119	Fee
190	1	Extra Space - Mount Clemens, MI	120	118	08/11/15	360	360	Fee
192	1	Madison Square	120	120	10/11/15	360	360	Fee
195	1	Alpine Self Storage - Eagle, CO	120	119	09/11/15	300	299	Fee
197	1	Stor-All - Duluth, GA	120	118	08/11/15	360	360	Fee
198	1	Advance Auto Parts - Cincinnati, OH	120	119	09/11/15	360	360	Fee
200	1	Value Self Storage - Venice, FL	120	119	09/11/15	300	300	Fee
201	1	CVS - Whiteville, NC	120	114	04/11/15	IO	IO	Fee
204	1	Extra Space - Grandville, MI	120	118	08/11/15	360	360	Fee
207	1	Rite Aid - St. Marys, OH	120	118	08/11/15	IO	IO	Fee
209	1	Tractor Supply - Woodstock, VA	120	115	05/11/15	IO	IO	Fee
213	1	Extra Space - Kent, OH	120	118	08/11/15	360	360	Fee
214	1	Addison Place Bank Out Parcel	120	119	09/11/15	360	359	Fee
216	1	Tractor Supply - Glasgow, KY	120	119	09/11/15	IO	IO	Fee
223	1	Tractor Supply - Paducah, KY	120	118	08/11/15	IO	IO	Fee
224	1	Extra Space - Grandview, MO	120	118	08/11/15	360	360	Fee

Mortgage Loan Number	Loan Group Number	Property Name	Master Servicing Fee Rate	ARD Loans	Anticipated Repayment Date	Additional Interest Rate	Loan Originator	Environmental Insurance

1	1	85 Tenth Avenue	0.02000%	N			Wachovia	N
3	1	1000 & 1100 Wilson(2)	0.02000%	N			Wachovia	N
4	1	Abbey Pool	0.02000%	N			Wachovia	N
4.01		Transpark Office Complex
4.02		Colton Courtyard
4.03		Sierra Gateway Business Center
4.04		10th Street Commerce Center
4.05		Transpark Industrial Complex
4.06		Palmdale Place Commerce Center
4.07		Fresno Industrial Center
4.08		Nevada Street Plaza
4.09		Tozai Plaza
4.1		Upland Commerce Center
4.11		Rancho Carmel Commerce Center
4.12		Braden Court
4.13		Airpark Plaza
4.14		30th Street Commerce Center
4.15		Atlantic Plaza
4.16		Diamond Bar Commerce Center
4.17		Goodrich Office Park
4.18		Garden Grove Town Center
4.19		Anaheim Stadium Industrial Park
4.2		25th Street Commerce Center
5	1	Metropolitan Square	0.02000%	N			Wachovia	N
7	1	Extra Space Teamsters Pool	0.02000%	N			Wachovia	N
7.01		Extra Space Teamsters - River Edge, NJ
7.02		Extra Space Teamsters - Los Alamitos, CA
7.03		Extra Space Teamsters - Secaucus, NJ
7.04		Extra Space Teamsters - Reston, VA
7.05		Extra Space Teamsters - Burtonsville, MD
7.06		Extra Space Teamsters - Santee, CA
7.07		Extra Space Teamsters - Santa Rosa, CA
7.08		Extra Space Teamsters - North Lauderdale, FL
7.09		Extra Space Teamsters - Farmington Hills, MI
7.1		Extra Space Teamsters - Egg Harbor Township, NJ
7.11		Extra Space Teamsters - Miramar, FL
7.12		Extra Space Teamsters - Dallas, TX
7.13		Extra Space Teamsters - Fall River, MA
7.14		Extra Space Teamsters - Richmond, VA
7.15		Extra Space Teamsters - Fallbrook, CA
7.16		Extra Space Teamsters - Phoenix, AZ
7.17		Extra Space Teamsters - Salisbury, MA
7.18		Extra Space Teamsters - Memphis (Winchester Road), TN
7.19		Extra Space Teamsters - Scotts Valley, CA
7.2		Extra Space Teamsters - Waterford, MI
7.21		Extra Space Teamsters - Broomfield, CO
7.22		Extra Space Teamsters - Louisville, KY
7.23		Extra Space Teamsters - Saugerties, NY
7.24		Extra Space Teamsters - Memphis (Kirby Parkway), TN
7.25		Extra Space Teamsters - Acworth, GA
7.26		Extra Space Teamsters - Albuquerque, NM
7.27		Extra Space Teamsters - Pasadena, TX
7.28		Extra Space Teamsters - Columbus, OH
8	1	180 Madison Avenue	0.02000%	N			Wachovia	N
10	1	Bryan Tower	0.03000%	N			Wachovia	N
11	1	6116 Executive Boulevard	0.02000%	N			Wachovia	N
13	1	Hilton Garden Inn - Washington, DC	0.02000%	N			Wachovia	N
14	1	1370 Broadway	0.02000%	N			Wachovia	N
15	1	Extra Space VRS Pool	0.02000%	N			Wachovia	N
15.01		Extra Space VRS - Long Island City, NY
15.02		Extra Space VRS - Wheaton, MD
15.03		Extra Space VRS - Long Beach, CA
15.04		Extra Space VRS - Germantown, MD
15.05		Extra Space VRS - Lodi, NJ
15.06		Extra Space VRS - Huntington Beach, CA
15.07		Extra Space VRS - Davie, FL
15.08		Extra Space VRS - Beaverton, OR
15.09		Extra Space VRS - Lincoln Park, MI
15.1		Extra Space VRS - North Attleborough, MA
15.11		Extra Space VRS - Las Vegas, NV
15.12		Extra Space VRS - Campbell, CA
15.13		Extra Space VRS - Dallas, TX
15.14		Extra Space VRS - Stone Mountain, GA
15.15		Extra Space VRS - Miami, FL
15.16		Extra Space VRS - Albuquerque, NM
15.17		Extra Space VRS - Baldwin Park, CA
15.18		Extra Space VRS - Flanders, NJ
15.19		Extra Space VRS - Clute, TX
15.2		Extra Space VRS - Memphis (Gateway Drive), TN
15.21		Extra Space VRS - Joliet, IL
15.22		Extra Space VRS - Memphis (Madison Avenue), TN
16	1	City Place Retail Center	0.02000%	N			Wachovia	N
17	1	110 North Wacker Drive	0.02000%	N			Wachovia	N
18	1	Park Place II	0.02000%	Y	11/11/15	Greater of initial interest rate plus 3.0% or TCMYI plus 3.0%	Wachovia	N
20	1	The Hinman Pool	0.02000%	N			Wachovia	N
20.01		Abbott Center
20.02		Glenwood Hills Corporate Center
20.03		Trestlebridge Office Center
20.04		Fifth Third Bank Building
20.05		77 Monroe Center
20.06		Bolingbrook Commons
20.07		Capital Center
21	1	Taurus Pool	0.02000%	N			Wachovia	N
21.01		Shelton Technology Center
21.02		IVAX Warehouse Facility
21.03		CEC Entertainment Facility
21.04		Comcast Building
21.05		Nashua Village
21.06		Wal-Mart - West Point, MS
22	1	Embassy Suites & Casino - San Juan, PR(4)	0.02000%	N			Wachovia	N
23	2	The Reserve Pool(5)	0.02000%	N			Wachovia	N
23.01		The Reserve at Greenwood Apartments
23.02		The Reserve at Foxrun Apartments(3)
23.03		The Reserve at Walnut Ridge Apartments
25	1	Cayman Bay Apartments	0.02000%	N			Wachovia	N
26	1	The Lexington Apartments	0.02000%	N			Wachovia	N
28	1	San Palmilla Apartments	0.03000%	N			Wachovia	N
29	1	Centrum North	0.02000%	N			Wachovia	N
30	1	Marriott Courtyard - Burbank, CA	0.02000%	N			Wachovia	N
31	1	Brook Arbor Apartments	0.02000%	N			Wachovia	N
33	1	The Prescott Hotel & Postrio Restaurant	0.02000%	N			Wachovia	N
34	1	Dadeland Centre I	0.02000%	N			Wachovia	N
35	1	FBI Office Building	0.02000%	Y	09/11/15	Greater of initial interest rate plus 2.5% or TCMYI plus 2.5%	Wachovia	N
36	1	Meridian Bank Tower	0.02000%	N			Wachovia	N
37	1	Palmetto Pointe Apartments	0.02000%	N			Wachovia	N
39	1	Airport Boulevard Pool	0.02000%	N			Wachovia	N
39.01		Holiday Inn Express - Morrisville, NC
39.02		Hampton Inn - Morrisville, NC
39.03		Staybridge Inn - Morrisville, NC
40	2	Palisades Apartments	0.02000%	N			Wachovia	N
41	1	Abbott Laboratories	0.02000%	Y	08/11/15	Greater of initial interest rate plus 2.5% or TCMYI plus 2.5%	Wachovia	N
42	2	Excalibur Apartments	0.02000%	N			Wachovia	N
44	1	Hilton - Longboat Key, FL(6)	0.02000%	N			Wachovia	N
45	1	Presidential Tower	0.02000%	N			Wachovia	N
47	1	Wal-Mart Way Crossing	0.02000%	Y	08/11/15	Greater of initial interest rate plus 3.0% or TCMYI plus 3.0%	Wachovia	N
48	2	Briarwood North Apartments	0.02000%	N			Wachovia	N
49	1	BJ’s Wholesale Club	0.02000%	N			Wachovia	N
50	1	Border Patrol Facility	0.02000%	Y	08/11/15	Greater of initial interest rate plus 3.0% or TCMYI plus 3.0%, each increasing 0.25% annually	Wachovia	N
51	1	Extra Space - Bethesda, MD	0.02000%	N			Wachovia	N
53	1	Valassis Communications World Headquarters	0.02000%	N			Wachovia	N
55	1	Pleasant Hills MHP	0.02000%	N			Wachovia	N
58	1	Loganville Town Center	0.02000%	N			Wachovia	N
59	1	Lawrenceville Town Center(7)	0.02000%	N			Wachovia	N
61	1	Deer Run MHP	0.02000%	N			Wachovia	N
62	1	Cedar Manor MHP	0.02000%	N			Wachovia	N
63	1	Lowe’s - Windham, ME(3)	0.02000%	Y	09/11/15	Greater of initial interest rate plus 2.5% or TCMYI plus 2.5%, each increasing by 0.25% annually	Wachovia	N
64	1	Extra Space - Oceanside, CA	0.02000%	N			Wachovia	N
66	1	Extra Space - Arnold, MD	0.02000%	N			Wachovia	N
68	1	The Orchards Apartments	0.02000%	N			Wachovia	N
72	1	Tarzana Tower	0.04000%	N			Wachovia	N
73	1	Addison Place Retail Center	0.02000%	N			Wachovia	N
74	1	Atrium of Grand Valley	0.02000%	N			Wachovia	N
75	1	Germantown Plaza Shopping Center	0.02000%	N			Wachovia	N
76	1	Extra Space - Columbia, MD	0.02000%	N			Wachovia	N
77	1	Century Plaza	0.02000%	N			Wachovia	N
78	1	Grayson Village MHP	0.02000%	N			Wachovia	N
79	2	The Woodlands of Tyler Apartment Homes	0.02000%	N			Wachovia	N
80	1	New Market Crossing Shopping Center	0.02000%	N			Wachovia	N
81	1	1500 Building	0.02000%	Y	09/11/10	Greater of initial interest rate plus 3.0% or TCMYI plus 3.0%	Wachovia	N
82	2	Suncoast Place Apartments	0.02000%	N			Wachovia	N
84	1	Extra Space - Phoenix, AZ	0.02000%	N			Wachovia	N
85	1	Indian Creek MHP	0.02000%	N			Wachovia	N
86	1	Keystone Ridge Apartments	0.02000%	N			Wachovia	N
87	1	Extra Space - Johnston, RI	0.02000%	N			Wachovia	N
89	1	Horizon Plaza	0.02000%	N			Wachovia	N
91	1	Brookhaven MHP	0.02000%	N			Wachovia	N
92	1	Las Colinas Village Retirement Center	0.02000%	N			Wachovia	N
93	1	Barry Health Center	0.02000%	N			Wachovia	N
94	1	Mill Creek MHP	0.02000%	N			Wachovia	N
96	1	Extra Space - Falls Church, VA	0.02000%	N			Wachovia	N
97	2	Stanford Oaks Apartments	0.02000%	N			Wachovia	N
99	1	Extra Space - Hemet, CA	0.02000%	N			Wachovia	N
102	1	Spanish Mission Apartments	0.02000%	N			Wachovia	N
104	1	Newberry Farms MHP	0.02000%	N			Wachovia	N
107	1	Meadowview MHP	0.02000%	N			Wachovia	N
108	1	Walgreens - Salt Lake City, UT	0.02000%	Y	07/11/15	Greater of initial interest rate plus 2.0% or TCMYI plus 2.0%	Wachovia	N
110	2	Regency Apartments	0.02000%	N			Wachovia	N
111	1	Antioch Crossing Shopping Center	0.02000%	N			Wachovia	N
112	1	Walgreens - Sandy, UT	0.02000%	Y	07/11/15	Greater of initial interest rate plus 2.0% or TCMYI plus 2.0%	Wachovia	N
114	1	Lynnhaven Square Shopping Center	0.02000%	Y	08/11/15	Greater of initial interest rate plus 3.0% or TCMYI plus 3.0%	Wachovia	N
117	1	Fairfield Inn & Suites - Winston Salem, NC	0.02000%	N			Wachovia	N
119	1	Extra Space - Chicago (South Wabash Avenue), IL	0.02000%	N			Wachovia	N
120	1	Extra Space - Fort Myers, FL	0.02000%	N			Wachovia	N
124	1	Holiday Inn Express - Richmond, VA	0.02000%	N			Wachovia	N
125	1	City Center Retail	0.02000%	N			Wachovia	N
126	1	Extra Space - Sacramento, CA	0.02000%	N			Wachovia	N
127	1	Walgreens - Waldorf, MD	0.02000%	N			Wachovia	N
128	1	West Park Place Building III	0.02000%	N			Wachovia	N
130	1	Extra Space - Towson, MD	0.02000%	N			Wachovia	N
133	1	Fairfield Inn & Suites - Charlottesville, VA	0.02000%	N			Wachovia	N
134	1	Extra Space - West Palm Beach, FL	0.02000%	N			Wachovia	N
139	1	CVS - Independence, MO	0.02000%	N			Wachovia	N
141	1	Newberry Estates MHP	0.02000%	N			Wachovia	N
142	1	CVS - Chicago, IL	0.02000%	N			Wachovia	N
143	1	Value Self Storage - Sarasota, FL (Honore)	0.02000%	N			Wachovia	N
144	1	Eckerd - Spartanburg, SC	0.02000%	Y	07/11/15	Greater of initial interest rate plus 2.0% or TCMYI plus 2.0%	Wachovia	N
145	1	Extra Space - Watsonville, CA	0.02000%	N			Wachovia	N
146	1	Walgreens - Midvale, UT	0.02000%	Y	07/11/15	Greater of initial interest rate plus 2.0% or TCMYI plus 2.0%	Wachovia	N
148	1	Walgreens - Chester, VA	0.02000%	N			Wachovia	N
149	1	331 South Rio Grande Street	0.02000%	N			Wachovia	N
150	1	Walgreens - New Bern, NC	0.02000%	N			Wachovia	N
151	1	Extra Space - Chicago (West Addison Street), IL	0.02000%	N			Wachovia	N
152	1	CVS - Lago Vista, TX	0.02000%	Y	07/11/15	Greater of initial interest rate plus 2.0% or TCMYI plus 2.0%	Wachovia	N
153	1	Holiday Inn Express - Durham, NC	0.02000%	N			Wachovia	N
154	1	Eckerd - Travelers Rest, SC	0.02000%	Y	08/11/15	Greater of initial interest rate plus 2.0% or TCMYI plus 2.0%	Wachovia	N
158	1	Walgreens - Staten Island, NY	0.02000%	N			Wachovia	N
161	1	Extra Space - Louisville, KY	0.02000%	N			Wachovia	N
163	1	Hampton Inn - Cornelius, NC	0.02000%	N			Wachovia	N
164	1	Extra Space - Chicago (West Harrison Street), IL	0.02000%	N			Wachovia	N
165	1	Extra Space - Columbus, OH	0.02000%	N			Wachovia	N
166	1	Northwood Manor MHP	0.02000%	N			Wachovia	N
168	2	Wellington Place Apartments	0.02000%	N			Wachovia	N
169	1	Value Self Storage - Sarasota, FL (University Square)	0.02000%	N			Wachovia	N
171	1	Eckerd - Hayes, VA	0.02000%	Y	07/11/15	Greater of initial interest rate plus 2.0% or TCMYI plus 2.0%	Wachovia	N
174	1	Best Buy - Tupelo, MS	0.02000%	Y	09/11/10	Greater of initial interest rate plus 2.0% or TCMYI plus 2.0%	Wachovia	N
175	1	Extra Space - Cordova, TN	0.02000%	N			Wachovia	N
177	1	Ashford Hills Apartments	0.02000%	N			Wachovia	N
178	1	975 Morris Park Avenue	0.02000%	N			Wachovia	N
180	1	Walgreens - Wilson, NC	0.02000%	N			Wachovia	N
185	1	Value Self Storage - Holiday, FL	0.02000%	N			Wachovia	N
186	1	Citadel International	0.02000%	N			Wachovia	N
190	1	Extra Space - Mount Clemens, MI	0.02000%	N			Wachovia	N
192	1	Madison Square	0.02000%	N			Wachovia	N
195	1	Alpine Self Storage - Eagle, CO	0.02000%	N			Wachovia	N
197	1	Stor-All - Duluth, GA	0.02000%	N			Wachovia	N
198	1	Advance Auto Parts - Cincinnati, OH	0.02000%	N			Wachovia	N
200	1	Value Self Storage - Venice, FL	0.02000%	N			Wachovia	N
201	1	CVS - Whiteville, NC	0.02000%	Y	04/11/15	Greater of initial interest rate plus 2.0% or TCMYI plus 2.0%	Wachovia	N
204	1	Extra Space - Grandville, MI	0.02000%	N			Wachovia	N
207	1	Rite Aid - St. Marys, OH	0.02000%	Y	08/11/15	Greater of initial interest rate plus 2.0% or TCMYI plus 2.0%	Wachovia	N
209	1	Tractor Supply - Woodstock, VA	0.02000%	Y	05/11/15	Greater of initial interest rate plus 2.0% or TCMYI plus 2.0%	Wachovia	N
213	1	Extra Space - Kent, OH	0.02000%	N			Wachovia	N
214	1	Addison Place Bank Out Parcel	0.02000%	N			Wachovia	N
216	1	Tractor Supply - Glasgow, KY	0.02000%	Y	09/11/15	Greater of initial interest rate plus 2.0% or TCMYI plus 2.0%	Wachovia	N
223	1	Tractor Supply - Paducah, KY	0.02000%	Y	08/11/15	Greater of initial interest rate plus 2.0% or TCMYI plus 2.0%	Wachovia	N
224	1	Extra Space - Grandview, MO	0.02000%	N			Wachovia	N

Mortgage Loan Number	Loan Group Number	Property Name	Cross Collateralized and Cross Defaulted Loan Flag	Defeasance Loan (Y/N)	Early Defeasance	Secured by LC	Interest Accrual Method

1	1	85 Tenth Avenue		N	N	Y	Actual/360
3	1	1000 & 1100 Wilson(2)		N	N	N	Actual/360
4	1	Abbey Pool		Y	N	Y	Actual/360
4.01		Transpark Office Complex
4.02		Colton Courtyard
4.03		Sierra Gateway Business Center
4.04		10th Street Commerce Center
4.05		Transpark Industrial Complex
4.06		Palmdale Place Commerce Center
4.07		Fresno Industrial Center
4.08		Nevada Street Plaza
4.09		Tozai Plaza
4.1		Upland Commerce Center
4.11		Rancho Carmel Commerce Center
4.12		Braden Court
4.13		Airpark Plaza
4.14		30th Street Commerce Center
4.15		Atlantic Plaza
4.16		Diamond Bar Commerce Center
4.17		Goodrich Office Park
4.18		Garden Grove Town Center
4.19		Anaheim Stadium Industrial Park
4.2		25th Street Commerce Center
5	1	Metropolitan Square		Y	N	N	Actual/360
7	1	Extra Space Teamsters Pool		YM or D	N	N	Actual/360
7.01		Extra Space Teamsters - River Edge, NJ
7.02		Extra Space Teamsters - Los Alamitos, CA
7.03		Extra Space Teamsters - Secaucus, NJ
7.04		Extra Space Teamsters - Reston, VA
7.05		Extra Space Teamsters - Burtonsville, MD
7.06		Extra Space Teamsters - Santee, CA
7.07		Extra Space Teamsters - Santa Rosa, CA
7.08		Extra Space Teamsters - North Lauderdale, FL
7.09		Extra Space Teamsters - Farmington Hills, MI
7.1		Extra Space Teamsters - Egg Harbor Township, NJ
7.11		Extra Space Teamsters - Miramar, FL
7.12		Extra Space Teamsters - Dallas, TX
7.13		Extra Space Teamsters - Fall River, MA
7.14		Extra Space Teamsters - Richmond, VA
7.15		Extra Space Teamsters - Fallbrook, CA
7.16		Extra Space Teamsters - Phoenix, AZ
7.17		Extra Space Teamsters - Salisbury, MA
7.18		Extra Space Teamsters - Memphis (Winchester Road), TN
7.19		Extra Space Teamsters - Scotts Valley, CA
7.2		Extra Space Teamsters - Waterford, MI
7.21		Extra Space Teamsters - Broomfield, CO
7.22		Extra Space Teamsters - Louisville, KY
7.23		Extra Space Teamsters - Saugerties, NY
7.24		Extra Space Teamsters - Memphis (Kirby Parkway), TN
7.25		Extra Space Teamsters - Acworth, GA
7.26		Extra Space Teamsters - Albuquerque, NM
7.27		Extra Space Teamsters - Pasadena, TX
7.28		Extra Space Teamsters - Columbus, OH
8	1	180 Madison Avenue		Y	N	N	Actual/360
10	1	Bryan Tower		Y	N	N	Actual/360
11	1	6116 Executive Boulevard		Y	N	N	Actual/360
13	1	Hilton Garden Inn - Washington, DC		N	N	N	Actual/360
14	1	1370 Broadway		Y	N	N	Actual/360
15	1	Extra Space VRS Pool		YM or D	N	N	Actual/360
15.01		Extra Space VRS - Long Island City, NY
15.02		Extra Space VRS - Wheaton, MD
15.03		Extra Space VRS - Long Beach, CA
15.04		Extra Space VRS - Germantown, MD
15.05		Extra Space VRS - Lodi, NJ
15.06		Extra Space VRS - Huntington Beach, CA
15.07		Extra Space VRS - Davie, FL
15.08		Extra Space VRS - Beaverton, OR
15.09		Extra Space VRS - Lincoln Park, MI
15.1		Extra Space VRS - North Attleborough, MA
15.11		Extra Space VRS - Las Vegas, NV
15.12		Extra Space VRS - Campbell, CA
15.13		Extra Space VRS - Dallas, TX
15.14		Extra Space VRS - Stone Mountain, GA
15.15		Extra Space VRS - Miami, FL
15.16		Extra Space VRS - Albuquerque, NM
15.17		Extra Space VRS - Baldwin Park, CA
15.18		Extra Space VRS - Flanders, NJ
15.19		Extra Space VRS - Clute, TX
15.2		Extra Space VRS - Memphis (Gateway Drive), TN
15.21		Extra Space VRS - Joliet, IL
15.22		Extra Space VRS - Memphis (Madison Avenue), TN
16	1	City Place Retail Center		Y	N	N	Actual/360
17	1	110 North Wacker Drive		Y	N	N	Actual/360
18	1	Park Place II		Y	N	N	Actual/360
20	1	The Hinman Pool		Y	N	N	Actual/360
20.01		Abbott Center
20.02		Glenwood Hills Corporate Center
20.03		Trestlebridge Office Center
20.04		Fifth Third Bank Building
20.05		77 Monroe Center
20.06		Bolingbrook Commons
20.07		Capital Center
21	1	Taurus Pool		Y	N	N	Actual/360
21.01		Shelton Technology Center
21.02		IVAX Warehouse Facility
21.03		CEC Entertainment Facility
21.04		Comcast Building
21.05		Nashua Village
21.06		Wal-Mart - West Point, MS
22	1	Embassy Suites & Casino - San Juan, PR(4)		Y	N	N	Actual/360
23	2	The Reserve Pool(5)		Y	N	N	Actual/360
23.01		The Reserve at Greenwood Apartments
23.02		The Reserve at Foxrun Apartments(3)
23.03		The Reserve at Walnut Ridge Apartments
25	1	Cayman Bay Apartments		N	N	N	Actual/360
26	1	The Lexington Apartments		Y	N	N	Actual/360
28	1	San Palmilla Apartments		Y	N	N	Actual/360
29	1	Centrum North		Y	N	Y	Actual/360
30	1	Marriott Courtyard - Burbank, CA		Y	N	N	Actual/360
31	1	Brook Arbor Apartments		N	N	N	Actual/360
33	1	The Prescott Hotel & Postrio Restaurant		Y	N	N	Actual/360
34	1	Dadeland Centre I		Y	N	N	Actual/360
35	1	FBI Office Building		Y	N	N	Actual/360
36	1	Meridian Bank Tower		Y	N	N	Actual/360
37	1	Palmetto Pointe Apartments		Y	N	N	Actual/360
39	1	Airport Boulevard Pool		Y	N	N	Actual/360
39.01		Holiday Inn Express - Morrisville, NC
39.02		Hampton Inn - Morrisville, NC
39.03		Staybridge Inn - Morrisville, NC
40	2	Palisades Apartments		N	N	N	Actual/360
41	1	Abbott Laboratories		Y	N	N	Actual/360
42	2	Excalibur Apartments		N	N	N	Actual/360
44	1	Hilton - Longboat Key, FL(6)		N	N	N	Actual/360
45	1	Presidential Tower		Y	N	N	Actual/360
47	1	Wal-Mart Way Crossing		N	N	N	Actual/360
48	2	Briarwood North Apartments		Y	N	N	Actual/360
49	1	BJ’s Wholesale Club		Y	N	N	Actual/360
50	1	Border Patrol Facility		Y	N	N	Actual/360
51	1	Extra Space - Bethesda, MD	Extra Space Portfolio #5	Y	N	N	Actual/360
53	1	Valassis Communications World Headquarters		Y	N	N	Actual/360
55	1	Pleasant Hills MHP	GSP Portfolio 3	Y	N	N	Actual/360
58	1	Loganville Town Center		Y	N	N	Actual/360
59	1	Lawrenceville Town Center(7)		Y	N	N	Actual/360
61	1	Deer Run MHP	GSP Portfolio 1	Y	N	Y	Actual/360
62	1	Cedar Manor MHP	GSP Portfolio 3	Y	N	N	Actual/360
63	1	Lowe’s - Windham, ME(3)		Y	N	N	Actual/360
64	1	Extra Space - Oceanside, CA	Extra Space Portfolio #5	Y	N	N	Actual/360
66	1	Extra Space - Arnold, MD	Extra Space Portfolio #5	Y	N	N	Actual/360
68	1	The Orchards Apartments		Y	N	Y	Actual/360
72	1	Tarzana Tower		Y	N	N	Actual/360
73	1	Addison Place Retail Center	Addison Place Portfolio	Y	N	N	Actual/360
74	1	Atrium of Grand Valley		Y	N	N	Actual/360
75	1	Germantown Plaza Shopping Center		Y	N	N	Actual/360
76	1	Extra Space - Columbia, MD	Extra Space Portfolio #5	Y	N	N	Actual/360
77	1	Century Plaza		Y	N	N	Actual/360
78	1	Grayson Village MHP	GSP Portfolio 3	Y	N	N	Actual/360
79	2	The Woodlands of Tyler Apartment Homes		Y	N	N	Actual/360
80	1	New Market Crossing Shopping Center		Y	N	N	Actual/360
81	1	1500 Building		Y	N	N	Actual/360
82	2	Suncoast Place Apartments		Y	N	Y	Actual/360
84	1	Extra Space - Phoenix, AZ	Extra Space Portfolio #5	Y	N	N	Actual/360
85	1	Indian Creek MHP	GSP Portfolio 3	Y	N	N	Actual/360
86	1	Keystone Ridge Apartments		Y	N	N	Actual/360
87	1	Extra Space - Johnston, RI	Extra Space Portfolio #5	Y	N	N	Actual/360
89	1	Horizon Plaza		Y	N	N	Actual/360
91	1	Brookhaven MHP	GSP Portfolio 1	Y	N	N	Actual/360
92	1	Las Colinas Village Retirement Center		Y	N	N	Actual/360
93	1	Barry Health Center		Y	N	N	Actual/360
94	1	Mill Creek MHP	GSP Portfolio 1	Y	N	N	Actual/360
96	1	Extra Space - Falls Church, VA	Extra Space Portfolio #5	Y	N	N	Actual/360
97	2	Stanford Oaks Apartments		Y	N	N	Actual/360
99	1	Extra Space - Hemet, CA	Extra Space Portfolio #5	Y	N	N	Actual/360
102	1	Spanish Mission Apartments		Y	N	N	Actual/360
104	1	Newberry Farms MHP	GSP Portfolio 2	Y	N	N	Actual/360
107	1	Meadowview MHP	GSP Portfolio 1	Y	N	N	Actual/360
108	1	Walgreens - Salt Lake City, UT		Y	N	N	Actual/360
110	2	Regency Apartments		Y	N	N	Actual/360
111	1	Antioch Crossing Shopping Center		Y	N	N	Actual/360
112	1	Walgreens - Sandy, UT		Y	N	N	Actual/360
114	1	Lynnhaven Square Shopping Center		N	N	N	Actual/360
117	1	Fairfield Inn & Suites - Winston Salem, NC		Y	N	N	Actual/360
119	1	Extra Space - Chicago (South Wabash Avenue), IL	Extra Space Portfolio #5	Y	N	N	Actual/360
120	1	Extra Space - Fort Myers, FL	Extra Space Portfolio #5	Y	N	N	Actual/360
124	1	Holiday Inn Express - Richmond, VA		Y	N	N	Actual/360
125	1	City Center Retail		Y	N	N	Actual/360
126	1	Extra Space - Sacramento, CA	Extra Space Portfolio #5	Y	N	N	Actual/360
127	1	Walgreens - Waldorf, MD	Nasar Portfolio	Y	N	N	Actual/360
128	1	West Park Place Building III		Y	N	N	Actual/360
130	1	Extra Space - Towson, MD	Extra Space Portfolio #5	Y	N	N	Actual/360
133	1	Fairfield Inn & Suites - Charlottesville, VA		Y	N	N	Actual/360
134	1	Extra Space - West Palm Beach, FL	Extra Space Portfolio #5	Y	N	N	Actual/360
139	1	CVS - Independence, MO		Y	N	N	Actual/360
141	1	Newberry Estates MHP	GSP Portfolio 2	Y	N	N	Actual/360
142	1	CVS - Chicago, IL		Y	N	N	Actual/360
143	1	Value Self Storage - Sarasota, FL (Honore)		Y	N	N	Actual/360
144	1	Eckerd - Spartanburg, SC	Cole Portfolio	Y	N	N	Actual/360
145	1	Extra Space - Watsonville, CA	Extra Space Portfolio #5	Y	N	N	Actual/360
146	1	Walgreens - Midvale, UT		Y	N	N	Actual/360
148	1	Walgreens - Chester, VA		Y	N	Y	Actual/360
149	1	331 South Rio Grande Street		Y	N	N	Actual/360
150	1	Walgreens - New Bern, NC		Y	N	N	Actual/360
151	1	Extra Space - Chicago (West Addison Street), IL	Extra Space Portfolio #5	Y	N	N	Actual/360
152	1	CVS - Lago Vista, TX	Cole Portfolio	Y	N	N	Actual/360
153	1	Holiday Inn Express - Durham, NC		Y	N	N	Actual/360
154	1	Eckerd - Travelers Rest, SC		Y	N	N	Actual/360
158	1	Walgreens - Staten Island, NY		Y	N	N	Actual/360
161	1	Extra Space - Louisville, KY	Extra Space Portfolio #5	Y	N	N	Actual/360
163	1	Hampton Inn - Cornelius, NC		Y	N	N	Actual/360
164	1	Extra Space - Chicago (West Harrison Street), IL	Extra Space Portfolio #5	Y	N	N	Actual/360
165	1	Extra Space - Columbus, OH	Extra Space Portfolio #5	Y	N	N	Actual/360
166	1	Northwood Manor MHP	GSP Portfolio 1	Y	N	N	Actual/360
168	2	Wellington Place Apartments		Y	N	N	Actual/360
169	1	Value Self Storage - Sarasota, FL (University Square)		Y	N	N	Actual/360
171	1	Eckerd - Hayes, VA	Cole Portfolio	Y	N	N	Actual/360
174	1	Best Buy - Tupelo, MS		Y	N	N	Actual/360
175	1	Extra Space - Cordova, TN	Extra Space Portfolio #5	Y	N	N	Actual/360
177	1	Ashford Hills Apartments		Y	N	N	Actual/360
178	1	975 Morris Park Avenue		Y	N	N	Actual/360
180	1	Walgreens - Wilson, NC		Y	N	N	Actual/360
185	1	Value Self Storage - Holiday, FL		Y	N	N	Actual/360
186	1	Citadel International		Y	N	N	Actual/360
190	1	Extra Space - Mount Clemens, MI	Extra Space Portfolio #5	Y	N	N	Actual/360
192	1	Madison Square		N	N	N	Actual/360
195	1	Alpine Self Storage - Eagle, CO		Y	N	N	Actual/360
197	1	Stor-All - Duluth, GA		Y	N	N	Actual/360
198	1	Advance Auto Parts - Cincinnati, OH	Nasar Portfolio	Y	N	N	Actual/360
200	1	Value Self Storage - Venice, FL		Y	N	N	Actual/360
201	1	CVS - Whiteville, NC	Cole Portfolio	Y	N	N	Actual/360
204	1	Extra Space - Grandville, MI	Extra Space Portfolio #5	Y	N	N	Actual/360
207	1	Rite Aid - St. Marys, OH	Cole Portfolio	Y	N	N	Actual/360
209	1	Tractor Supply - Woodstock, VA	Cole Portfolio	Y	N	N	Actual/360
213	1	Extra Space - Kent, OH	Extra Space Portfolio #5	Y	N	N	Actual/360
214	1	Addison Place Bank Out Parcel	Addison Place Portfolio	Y	N	N	Actual/360
216	1	Tractor Supply - Glasgow, KY		Y	N	N	Actual/360
223	1	Tractor Supply - Paducah, KY		Y	N	N	Actual/360
224	1	Extra Space - Grandview, MO	Extra Space Portfolio #5	Y	N	N	Actual/360

Mortgage Loan Number	Loan Group Number	Property Name	Lockbox	Annual Deposit to Replacement Reserve	Initial Deposit to Capital Improvements Reserve	Initial TI/LC Escrow	Ongoing TI/LC Footnote

1	1	85 Tenth Avenue	Day 1	95,021			(1)
3	1	1000 & 1100 Wilson(2)	Day 1
4	1	Abbey Pool	Day 1		778,838
4.01		Transpark Office Complex
4.02		Colton Courtyard
4.03		Sierra Gateway Business Center
4.04		10th Street Commerce Center
4.05		Transpark Industrial Complex
4.06		Palmdale Place Commerce Center
4.07		Fresno Industrial Center
4.08		Nevada Street Plaza
4.09		Tozai Plaza
4.1		Upland Commerce Center
4.11		Rancho Carmel Commerce Center
4.12		Braden Court
4.13		Airpark Plaza
4.14		30th Street Commerce Center
4.15		Atlantic Plaza
4.16		Diamond Bar Commerce Center
4.17		Goodrich Office Park
4.18		Garden Grove Town Center
4.19		Anaheim Stadium Industrial Park
4.2		25th Street Commerce Center
5	1	Metropolitan Square	Day 1	221,563		5,000,000	(1)
7	1	Extra Space Teamsters Pool			2,409,434
7.01		Extra Space Teamsters - River Edge, NJ
7.02		Extra Space Teamsters - Los Alamitos, CA
7.03		Extra Space Teamsters - Secaucus, NJ
7.04		Extra Space Teamsters - Reston, VA
7.05		Extra Space Teamsters - Burtonsville, MD
7.06		Extra Space Teamsters - Santee, CA
7.07		Extra Space Teamsters - Santa Rosa, CA
7.08		Extra Space Teamsters - North Lauderdale, FL
7.09		Extra Space Teamsters - Farmington Hills, MI
7.1		Extra Space Teamsters - Egg Harbor Township, NJ
7.11		Extra Space Teamsters - Miramar, FL
7.12		Extra Space Teamsters - Dallas, TX
7.13		Extra Space Teamsters - Fall River, MA
7.14		Extra Space Teamsters - Richmond, VA
7.15		Extra Space Teamsters - Fallbrook, CA
7.16		Extra Space Teamsters - Phoenix, AZ
7.17		Extra Space Teamsters - Salisbury, MA
7.18		Extra Space Teamsters - Memphis (Winchester Road), TN
7.19		Extra Space Teamsters - Scotts Valley, CA
7.2		Extra Space Teamsters - Waterford, MI
7.21		Extra Space Teamsters - Broomfield, CO
7.22		Extra Space Teamsters - Louisville, KY
7.23		Extra Space Teamsters - Saugerties, NY
7.24		Extra Space Teamsters - Memphis (Kirby Parkway), TN
7.25		Extra Space Teamsters - Acworth, GA
7.26		Extra Space Teamsters - Albuquerque, NM
7.27		Extra Space Teamsters - Pasadena, TX
7.28		Extra Space Teamsters - Columbus, OH
8	1	180 Madison Avenue	Day 1	50,501	76,875	1,267,500	(1)
10	1	Bryan Tower		112,228		50,000	(1)
11	1	6116 Executive Boulevard	Day 1	31,058	5,250	1,000,000	(1)
13	1	Hilton Garden Inn - Washington, DC	Springing	4% of Prior Calendar Month’s Gross Revenues Annualized
14	1	1370 Broadway	Day 1	37,578	100,250		(1)
15	1	Extra Space VRS Pool			880,040
15.01		Extra Space VRS - Long Island City, NY
15.02		Extra Space VRS - Wheaton, MD
15.03		Extra Space VRS - Long Beach, CA
15.04		Extra Space VRS - Germantown, MD
15.05		Extra Space VRS - Lodi, NJ
15.06		Extra Space VRS - Huntington Beach, CA
15.07		Extra Space VRS - Davie, FL
15.08		Extra Space VRS - Beaverton, OR
15.09		Extra Space VRS - Lincoln Park, MI
15.1		Extra Space VRS - North Attleborough, MA
15.11		Extra Space VRS - Las Vegas, NV
15.12		Extra Space VRS - Campbell, CA
15.13		Extra Space VRS - Dallas, TX
15.14		Extra Space VRS - Stone Mountain, GA
15.15		Extra Space VRS - Miami, FL
15.16		Extra Space VRS - Albuquerque, NM
15.17		Extra Space VRS - Baldwin Park, CA
15.18		Extra Space VRS - Flanders, NJ
15.19		Extra Space VRS - Clute, TX
15.2		Extra Space VRS - Memphis (Gateway Drive), TN
15.21		Extra Space VRS - Joliet, IL
15.22		Extra Space VRS - Memphis (Madison Avenue), TN
16	1	City Place Retail Center		22,222
17	1	110 North Wacker Drive	Springing
18	1	Park Place II	Day 1	14,085
20	1	The Hinman Pool		100,022	1,403,063	1,200,000	(1)
20.01		Abbott Center
20.02		Glenwood Hills Corporate Center
20.03		Trestlebridge Office Center
20.04		Fifth Third Bank Building
20.05		77 Monroe Center
20.06		Bolingbrook Commons
20.07		Capital Center
21	1	Taurus Pool	Various	57,957	49,981
21.01		Shelton Technology Center
21.02		IVAX Warehouse Facility	Springing		14,750
21.03		CEC Entertainment Facility
21.04		Comcast Building	Springing		35,231
21.05		Nashua Village
21.06		Wal-Mart - West Point, MS	Springing
22	1	Embassy Suites & Casino - San Juan, PR(4)	Day 1	4% of Total Revenue
23	2	The Reserve Pool(5)		237,343	78,460
23.01		The Reserve at Greenwood Apartments
23.02		The Reserve at Foxrun Apartments(3)
23.03		The Reserve at Walnut Ridge Apartments
25	1	Cayman Bay Apartments		120,000	5,625
26	1	The Lexington Apartments	Day 1		169,380
28	1	San Palmilla Apartments		76,632
29	1	Centrum North		26,497	12,563		(1)
30	1	Marriott Courtyard - Burbank, CA		4% of Prior Calendar Month’s Gross Revenues Annualized
31	1	Brook Arbor Apartments		60,400
33	1	The Prescott Hotel & Postrio Restaurant		360,000	74,375
34	1	Dadeland Centre I		19,560			(1)
35	1	FBI Office Building	Day 1	8,969
36	1	Meridian Bank Tower	Day 1	42,086			(1)
37	1	Palmetto Pointe Apartments
39	1	Airport Boulevard Pool		320,597
39.01		Holiday Inn Express - Morrisville, NC
39.02		Hampton Inn - Morrisville, NC
39.03		Staybridge Inn - Morrisville, NC
40	2	Palisades Apartments		68,500
41	1	Abbott Laboratories	Day 1	13,134
42	2	Excalibur Apartments		42,000
44	1	Hilton - Longboat Key, FL(6)		256,041	60,000
45	1	Presidential Tower
47	1	Wal-Mart Way Crossing	Day 1
48	2	Briarwood North Apartments		80,500	400,000
49	1	BJ’s Wholesale Club	Day 1
50	1	Border Patrol Facility	Day 1	7,720	3,750
51	1	Extra Space - Bethesda, MD	Springing	46,068	24,825
53	1	Valassis Communications World Headquarters	Springing
55	1	Pleasant Hills MHP		8,850	26,375
58	1	Loganville Town Center
59	1	Lawrenceville Town Center(7)	Springing	33,660	23,438	300,000
61	1	Deer Run MHP		6,249
62	1	Cedar Manor MHP		7,875	29,188
63	1	Lowe’s - Windham, ME(3)
64	1	Extra Space - Oceanside, CA	Springing	20,580
66	1	Extra Space - Arnold, MD	Springing	20,628	8,250
68	1	The Orchards Apartments		21,600
72	1	Tarzana Tower
73	1	Addison Place Retail Center
74	1	Atrium of Grand Valley		36,000
75	1	Germantown Plaza Shopping Center		4,864			(1)
76	1	Extra Space - Columbia, MD	Springing	27,528	48,066
77	1	Century Plaza		2,340
78	1	Grayson Village MHP		3,900
79	2	The Woodlands of Tyler Apartment Homes		63,996	41,125
80	1	New Market Crossing Shopping Center		11,080
81	1	1500 Building	Springing
82	2	Suncoast Place Apartments
84	1	Extra Space - Phoenix, AZ	Springing	37,992	17,500
85	1	Indian Creek MHP		4,851	9,188
86	1	Keystone Ridge Apartments		23,010
87	1	Extra Space - Johnston, RI	Springing	11,748	17,500
89	1	Horizon Plaza		11,014			(1)
91	1	Brookhaven MHP		4,275
92	1	Las Colinas Village Retirement Center
93	1	Barry Health Center		2,722			(1)
94	1	Mill Creek MHP		4,326
96	1	Extra Space - Falls Church, VA	Springing	7,908	32,000
97	2	Stanford Oaks Apartments		60,600	150,000
99	1	Extra Space - Hemet, CA	Springing	11,796
102	1	Spanish Mission Apartments		37,500
104	1	Newberry Farms MHP		4,350	16,875
107	1	Meadowview MHP		3,474
108	1	Walgreens - Salt Lake City, UT	Springing
110	2	Regency Apartments		17,250
111	1	Antioch Crossing Shopping Center		2,184			(1)
112	1	Walgreens - Sandy, UT	Springing
114	1	Lynnhaven Square Shopping Center	Day 1
117	1	Fairfield Inn & Suites - Winston Salem, NC		100,916
119	1	Extra Space - Chicago (South Wabash Avenue), IL	Springing	25,068	3,125
120	1	Extra Space - Fort Myers, FL	Springing	11,160	9,375
124	1	Holiday Inn Express - Richmond, VA		102,666
125	1	City Center Retail
126	1	Extra Space - Sacramento, CA	Springing	20,580	87,688
127	1	Walgreens - Waldorf, MD
128	1	West Park Place Building III		2,035			(1)
130	1	Extra Space - Towson, MD	Springing	12,744	750
133	1	Fairfield Inn & Suites - Charlottesville, VA		78,551
134	1	Extra Space - West Palm Beach, FL	Springing	42,480	26,875
139	1	CVS - Independence, MO
141	1	Newberry Estates MHP		2,649	6,875
142	1	CVS - Chicago, IL
143	1	Value Self Storage - Sarasota, FL (Honore)
144	1	Eckerd - Spartanburg, SC	Springing
145	1	Extra Space - Watsonville, CA	Springing	9,660	10,375
146	1	Walgreens - Midvale, UT	Springing
148	1	Walgreens - Chester, VA
149	1	331 South Rio Grande Street		10,656	4,375	100,000	(1)
150	1	Walgreens - New Bern, NC
151	1	Extra Space - Chicago (West Addison Street), IL	Springing	47,868	43,750
152	1	CVS - Lago Vista, TX	Springing
153	1	Holiday Inn Express - Durham, NC		66,786
154	1	Eckerd - Travelers Rest, SC	Springing
158	1	Walgreens - Staten Island, NY
161	1	Extra Space - Louisville, KY	Springing	26,328	36,875
163	1	Hampton Inn - Cornelius, NC		85,548
164	1	Extra Space - Chicago (West Harrison Street), IL	Springing	9,828
165	1	Extra Space - Columbus, OH	Springing	33,168	23,125
166	1	Northwood Manor MHP		2,574
168	2	Wellington Place Apartments		12,750
169	1	Value Self Storage - Sarasota, FL (University Square)
171	1	Eckerd - Hayes, VA	Springing
174	1	Best Buy - Tupelo, MS	Springing
175	1	Extra Space - Cordova, TN	Springing	10,908	6,250
177	1	Ashford Hills Apartments		13,000	11,250
178	1	975 Morris Park Avenue		2,990	3,000		(1)
180	1	Walgreens - Wilson, NC	Day 1
185	1	Value Self Storage - Holiday, FL			30,000
186	1	Citadel International
190	1	Extra Space - Mount Clemens, MI	Springing	39,384	6,250
192	1	Madison Square		3,384			(1)
195	1	Alpine Self Storage - Eagle, CO		7,023
197	1	Stor-All - Duluth, GA
198	1	Advance Auto Parts - Cincinnati, OH		672
200	1	Value Self Storage - Venice, FL
201	1	CVS - Whiteville, NC	Springing
204	1	Extra Space - Grandville, MI	Springing	8,952	8,125
207	1	Rite Aid - St. Marys, OH	Springing
209	1	Tractor Supply - Woodstock, VA	Springing
213	1	Extra Space - Kent, OH	Springing	15,996	13,125
214	1	Addison Place Bank Out Parcel
216	1	Tractor Supply - Glasgow, KY	Springing
223	1	Tractor Supply - Paducah, KY	Springing
224	1	Extra Space - Grandview, MO	Springing	9,264	14,813

(1) In addition to any such escrows funded at loan closing for potential TI/LC, these Mortgage Loans require funds to be escrowed during some or all of the loan term for TI/LC.

(2) The 1000 & 1100 Wilson Mortgage Loan, representing 6.2% of the Cut-Off Date Pool Balance, is part of a split loan structure that includes one or more pari passu companion loans that are not included in the trust fund.

(3) Certain of the Mortgage Loans detail “as-stabilized” appraised values as indicated by appraisal dates in the future. Reserves were generally taken at closing in order to address the difference between the “as-is” and “as-stabilized” valuation. See RISK FACTORS - The Mortgage Loans - Inspections and Appraisals May Not Accurately Reflect Value or Condition of Mortgaged Property.

(4) Annual Deposit to Replacement Reserves amount represents a future escrow commencing in October, 2006.

(5) Annual Deposit to Replacement Reserves amount represents a future escrow commencing in November, 2007.

(6) After March 11, 2006, the Annual Deposit to Replacement Reserves will be equal to 4% of the prior year’s Gross Revenues, escrowed monthly in an amount equal to 1/12 of this annual amount.

(7) Annual Deposit to Replacement Reserves is escrowed monthly only for the first 48 payments.